SEMIANNUAL REPORT February 28, 2001

LOGO: NUVEEN Investments
Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.

CALIFORNIA
NCA
NCP
NCO
NQC
NVC
NUC
NAC


INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK. (SM)

2 PHOTOS.

Credit Quality
           HIGHLIGHTS As of  February 28, 2001

PIE CHART:
Nuveen California Municipal Value Fund, Inc. (NCA)
AAA/U.S. Guaranteed                         49%
AA                                           3%
A                                            8%
BBB                                         21%
NR                                          19%

PIE CHART:
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
AAA/U.S. Guaranteed                         54%
AA                                          22%
A                                            3%
BBB                                         13%
NR                                           6%
Other                                        2%

PIE CHART:
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
AAA/U.S. Guaranteed                         64%
AA                                          13%
A                                            5%
BBB                                          6%
NR                                          10%
Other                                        2%

PIE CHART:
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
AAA/U.S. Guaranteed                         65%
AA                                          14%
A                                            4%
BBB                                         14%
NR                                           3%

PIE CHART:
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
AAA/U.S. Guaranteed                         63%
AA                                          12%
A                                           14%
BBB                                          6%
NR                                           5%

PIE CHART:
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
AAA/U.S. Guaranteed                         64%
AA                                          18%
A                                           12%
BBB                                          1%
NR                                           4%
Other                                        1%

PIE CHART:
Nuveen California Dividend Advantage Municipal Fund (NAC)
AAA/U.S. Guaranteed                         44%
AA                                          12%
A                                           20%
BBB                                         13%
NR                                          11%





    CONTENTS
  1 Dear Shareholder
  3 Portfolio Manager's Comments
  7 NCA Performance Overview
  8 NCP Performance Overview
  9 NCO Performance Overview
 10 NQC Performance Overview
 11 NVC Performance Overview
 12 NUC Performance Overview
 13 NAC Performance Overview
 14 Shareholder Meeting Report
 18 Portfolio of Investments
 42 Statement of Net Assets
 44 Statement of Operations
 46 Statement of Changes in Net Assets
 49 Notes to Financial Statements
 55 Financial Highlights
 60 Build Your Wealth Automatically
 61 Fund Information



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COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Sidebar text: "A WELL- BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."

Photo of: Timothy R. Schwertfeger
Chairman of the Board



Dear
     SHAREHOLDER

One of the primary goals of your Nuveen California Fund is to provide you with attractive, dependable income from a quality portfolio that is free from federal and California state income taxes. I am pleased to report that over the period covered by this report your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.

Sincerely,


/s/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

April 16, 2001



Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NCA, NCP, NCO, NQC, NVC, NUC, NAC)

Portfolio Manager's
                COMMENTS

Portfolio manager Bill Fitzgerald discusses national and state economic conditions, key investment strategies, and the performance of the Nuveen California Municipal Closed-End Exchange-Traded Funds. A 13-year Nuveen veteran, Bill has managed NCP and NCO since 1991, NQC since 1992, NUC since 1993, NCA and NVC since 1998, and NAC since its inception in 1999.


WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factor affecting the national economy and the fixed-income markets has been the Federal Reserve's interest rate policy. During the last half of 2000, the Fed maintained the federal funds target rate at 6.50%, the highest level in almost a decade. As evidence grew that the economy was beginning to slow, the Fed announced two 50 basis point interest rate cuts in January 2001. (Following the close of the period covered in this report, the Fed moved to cut rates by an additional 50 basis points on March 20, bringing the federal funds rate to 5.00%.)

The consensus among many market observers is that the Fed may continue to ease as long as signs of a significant economic slowdown remain.

In the municipal market, indications of economic slowing and a relatively tight supply of new issues helped many bonds perform well. For the 12 months ended February 28, 2001, new issuance of municipal bonds totaled approximately $211 billion nationwide, down 2% from the previous 12-month period (March 1999 through February 2000). Some of the tightness in supply stemmed from higher rate concerns during much of this period, which made it less attractive for many issuers to offer bonds. In addition, generally favorable economic conditions in most cities and states over the past decade enabled many issuers to use pay-as-you-go funding for necessary projects, rather than financing obtained through new issuance.

At the same time, demand for municipal bonds continued to be strong from individual investors looking for diversification, income, and an alternative to a volatile stock market. As a result, municipal bond prices were generally higher, and yields were correspondingly lower, at the end of February 2001 than they were 12 months earlier. Even at current prices, we believe municipals continue to represent good value. As of February 28, 2001, long-term municipal yields were 103% of 30-year Treasury yields, compared with 101% in February 2000 and the historical average of 86% for the period 1986-1999.


WHAT ABOUT THE ECONOMIC AND MARKET ENVIRONMENT IN CALIFORNIA?
New municipal supply in California remained tight throughout 2000. However, the Fed's January 2001 interest rate cuts created a more favorable environment for refundings, which helped to boost municipal issuance in the state. In January and February 2001, new issuance in California totaled $4.6 billion, up 156% over the first two months of 2000 and nearly three times the 57% increase in national municipal supply over this period. We anticipate a continued strong pattern of California new issue supply, as well as growth in the number of issuers that use the California market to raise funds. We think this will be driven in part by refundings and in part by the slowing economy, which will decrease tax revenues and create a greater need for municipalities to borrow.

Given California's high marginal income tax rate, demand from individual investors continued to be very strong over the past 12 months. We expect this strong demand to continue, especially as investors look for ways to rebalance their holdings and reduce overall portfolio risk.

Looking at the economic environment, California's growth continued to outpace the U.S. averages over the past 12 months. While volatility in the technology sector and lower infusions of venture capital pose serious downside risks for the California economy going forward, steady job growth in economic sectors continued and overall unemployment in the state remained below the national average.


HOW DO YOU THINK THE STATE'S ENERGY PROBLEMS WILL AFFECT THE CALIFORNIA ECONOMY? Currently, a main focus of attention in California is the state's energy situation and its two largest investor-owned utilities, Pacific Gas & Electric Company and Southern California Edison. By early 2001, adequate energy supply was a day-to-day worry, PG&E and SoCalEd had amassed more than $14 billion of debt, and the state had spent about half of its $8.5 billion budget surplus for electricity.

(In late March, after the close of the Funds' reporting period, California authorities approved an immediate increase of up to 46% in electric rates for PG&E and SoCalEd. In addition, plans were announced to issue $14 billion of revenue bonds in May to fund future power purchases. Despite these efforts, PG&E filed for bankruptcy protection in early April and California's overall energy outlook remained uncertain at the time this report was prepared.)

Given California's energy situation, it is important to note that all three major rating agencies - Moody's Investor Services, Standard & Poor's, and Fitch
- have maintained their credit ratings for California's general obligation bonds at Aa2/AA/AA, respectively. As of the printing of this report, Moody's also has maintained their state economic outlook as stable. Fitch and S&P have placed the state on credit watch, which often is a first step to a possible rating change.


DID THIS ENERGY SITUATION HAVE ANY IMPACT ON THE NUVEEN CALIFORNIA CLOSED-END EXCHANGE-TRADED FUNDS?
NUC has about 0.9% of its portfolio in uninsured PG&E bonds, while NCO owns a very small amount of insured PG&E bonds. As of mid-April, neither Fund had seen any impact on their NAV or market price as a direct result of these minimal holdings. All of the PG&E bonds, both uninsured and insured, are secured by first mortgages, and PG&E has indicated its intention to maintain the interest payments on the bonds owned by both funds during these bankruptcy proceedings. Nuveen research analysts believe PG&E has adequate resources to stay current on the bonds' principal and interest payments. We will continue to monitor the situation carefully and are prepared to act quickly in the best interests of Fund shareholders.


HOW DID THE NUVEEN CALIFORNIA FUNDS PERFORM OVER THE PAST YEAR?
For the twelve months ended February 28, 2001, the Nuveen California Municipal Closed-End Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers California Tax-Exempt Bond Index1 and the Lipper California Municipal Debt Funds category2 are also presented.



                                                              LEHMAN      LIPPER
                                                          CALIFORNIA  CALIFORNIA
                                          TOTAL RETURN          BOND        FUND
                         MARKET YIELD           ON NAV TOTAL RETURN1    AVERAGE2
--------------------------------------------------------------------------------
                                                1 YEAR        1 YEAR      1 YEAR
                                 TAXABLE-        ENDED         ENDED       ENDED
                  2/28/01     EQUIVALENT3      2/28/01       2/28/01     2/28/01
--------------------------------------------------------------------------------
NCA                 5.21%           8.34%       14.15%        12.69%      16.70%
--------------------------------------------------------------------------------
NCP                 5.59%           8.94%       14.14%        12.69%      16.70%
--------------------------------------------------------------------------------
NCO                 5.54%           8.86%       13.65%        12.69%      16.70%
--------------------------------------------------------------------------------
NQC                 5.64%           9.02%       14.95%        12.69%      16.70%
--------------------------------------------------------------------------------
NVC                 5.71%           9.14%       14.43%        12.69%      16.70%
--------------------------------------------------------------------------------
NUC                 5.62%           8.99%       14.57%        12.69%      16.70%
--------------------------------------------------------------------------------
NAC                 5.60%           8.96%       25.45%        12.69%      16.70%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

In early 2000, as the Fed's interest rate hikes pushed yields higher, municipal bond prices took a corresponding drop. Over the summer, however, the tight supply of new municipal issues and generally favorable technical conditions helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. The Funds' participation in the recovery of the municipal market is reflected in the total returns on NAV listed in the previous table, which show substantial improvement over the performance results presented in the Funds' annual report for the period ended August 31, 2000.

During the twelve months ended February 28, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.26% to 5.47%. In this environment of falling yields (and rising bond values), funds with longer durations4 would be expected to perform well. As of February 28, 2001, the duration of the unleveraged Lehman Brothers California Tax-Exempt Index was 7.97. By comparison, the average duration of the unleveraged NCA was 8.09, while the fund durations of the five older leveraged Nuveen California Funds ranged from 9.87 to 12.74. NAC, which was established in May 1999, had a duration of 16.86. Over the six months since our last report, NAC's duration was shortened from 18.65.


WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
Over the past 12 months, good levels of call protection and increased purchases of higher-yielding, slightly lower-rated bonds in NCA helped to maintain the income of this unleveraged Fund. As of February 28, 2001, NCA had provided shareholders with 32 consecutive months of steady or increasing dividends.

The other Funds covered in this report use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit is tied in part to the short-term rates that the Funds pay their MuniPreferred shareholders. When short-term rates



1 The performance of the Nuveen California Funds is compared with that of the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 19 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 37.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of NCA, which is unleveraged, references to duration in this commentary are intended to indicate Fund duration, unless otherwise noted.

rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders. As the Federal Reserve raised short-term rates between June 1999 and May 2000, these increases had a corresponding impact on short-term municipal rates. The increased cost of preferred stock dividends, combined with the pressure of bond calls in several of the Funds, was sufficient to cause decreases in common share dividends in June 2000 for all of the Funds except NQC. Despite these dividend adjustments, the Nuveen California Funds continued to provide competitive market yields, as shown in the earlier table.

Recently, the Fed's interest rate cuts has contributed to a steepening of the slope in the municipal yield curve. The lower rates offered by municipal securities with shorter maturities could potentially have beneficial effects on the dividend stability of the leveraged Funds by reducing the amount the Funds pay their Muni-Preferred shareholders. This, in turn, could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on the higher-yielding bonds held by these portfolios. This is especially true of NQC, NVC, and NUC, which are currently at the point of their life cycle when they can expect to experience an increased risk of bond calls. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of the Nuveen California Funds over the next twelve months.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During the first half of 2000, uncertainties about interest rates, along with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments. However, as the bond market recovered and the stock market continued to be volatile, many investors again appeared to be considering tax-free fixed-income alternatives. As a result, the share prices of these Funds improved substantially (see the charts on the individual Performance Overview pages).

As investors recognized this opportunity, robust demand for the Nuveen California Funds caused the premiums (share price above NAV) on NCP, NCO, NQC, NVC, and NUC to widen, while the discount (share price below NAV) on NCA narrowed significantly over the past 12 months. For NAC, the Fund's longer duration contributed to some additional NAV and share price volatility, especially as the Fed adjusted interest rates over the past year. As of February 28, 2001, NAC was trading at a slight discount after trading much of the prior twelve months at a slight premium.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA FUNDS DURING THE TWELVE MONTHS ENDED FEBRUARY 28, 2001?
Despite a slow start, the past twelve months turned out to be generally positive for fixed-income markets, including municipal bonds. As evidenced by their strong total returns on NAV, the Nuveen California Funds were well structured going into this period. Given the tight supply of new issuance during most of the past year, we found relatively fewer opportunities to make trades that would substantially enhance the Funds' holdings. As issuance increased at the beginning of 2001, we focused on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

Because the California economy is so large and diverse, it offers a wide variety of industry sectors that, at any given time, may be in or out of favor with the market. One of the ways we seek to add value as a Fund manager is by closely watching market cycles within the state, assessing sector opportunities and issuance from a macroeconomic perspective, and trying to act quickly to take advantage of opportunities as they arise. During the past twelve months, for example, the transportation sector provided several opportunities to purchase higher-rated bonds from issuers such as San Francisco International Airport, Alameda Transportation Corridor Authority, and the Harbor Department of the City of Los Angeles, which further enhanced the credit quality of the Funds. In addition, because transportation bonds are among the most frequently traded issues in the California marketplace, they provide a high degree of liquidity that enables us to stay fully invested, yet remain flexibly positioned to take advantage of opportunities as they arise.

Other recent additions to the portfolios of these Funds included bonds issued by the University of California, the Department of Water and Power of the City of Los Angeles, and various purpose general tax obligation bonds from the State of California. In terms of performance, water and sewer bonds and tax assessment (or general obligation) issues were among the top sectors over the past twelve months. During this period, the Funds' performances benefited from their increased weightings in these two sectors, with one or both sectors ranking among the top five holdings in all of the leveraged Nuveen California Funds.

Many of the Funds' recent purchases were financed with proceeds generated by sales and calls of U.S. guaranteed, or pre-refunded, bonds. At the end of

February 2000, this sector accounted for 31%, on average, of the portfolios of the six older Nuveen California Funds. By February 28, 2001, this allocation had been reduced to an average of 10% in NCA, NCP and NCO - three Funds that had completed much of their bond call cycle. NQC, NVC, and NUC, which are currently subject to increased bond calls, still have relatively large weightings in pre-refunded bonds. As part of our strategies to enhance the call protection of these Funds, we have begun to sell pre-refunded bonds with short maturities and reinvest the proceeds in longer bonds as we find attractive opportunities in the market.

All of these Nuveen California Funds continued to offer excellent credit quality, with between 52% and 82% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA as of February 28, 2001. The Funds also had allocations of BBB and non-rated bonds that ranged from 5% (NUC) to 40% (NCA), which generally provided higher yields during 2000. These lower-rated bonds also helped the Funds' total return performance as credit spreads narrowed in January and February 2001.


WHAT IS YOUR OUTLOOK FOR THE NUVEEN CALIFORNIA FUNDS?
In general, our outlook for the fixed-income markets over the next 12 months is positive. Current projections call for continued strong demand for municipal bonds. Although we are seeing the pace of refundings pick up as interest rates decline, new municipal issuance nationwide in 2001 is expected to remain around $200 billion. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices. We will, of course, continue to closely monitor the economy, including the progress of the tax reduction plan and Federal Reserve policy, in order to be prepared to respond appropriately to any developing situations.

Looking specifically at the Nuveen California Funds, NCA, NCP, NCO, and NAC offer excellent levels of call protection in 2000 and 2001, with the portion of callable bonds ranging from less than 2% of NAC's portfolio to just over 12% of NCA. NCO, NQC, NVC, and NUC reached the 10-year anniversaries of their inceptions in 2000 and 2001 and have entered the part of their lifecycle when they are experiencing a typical increase in call exposure. During the remainder of 2001 and 2002, these five Funds could see 12% to 33% of their portfolios affected by bond calls, depending on market interest rates during this time. In general, we believe these positions are very manageable, and we foresee no problems in working through them.

While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage the Funds to mitigate the longer-term effects of the bond call process. These strategies include selling bonds with short call dates and pre- refunded bonds with short maturities. In reinvesting the proceeds from any calls, one of the sectors we are watching closely is healthcare, where credit spreads have remained wide relative to historical levels. Although this industry continues to face challenges, healthcare providers on the whole are adjusting to the new environment, and signs indicate that improvement could be on the way. This is a sector where our considerable research expertise is crucial in identifying undervalued situations and credits with the potential to improve over time.

As value-oriented investors, we will continue to look for additional areas of the market that can add value for our shareholders and strengthen the Funds' dividend-payment capabilities. In NCA, which is currently well positioned for a market environment in which credit spreads narrow, we plan to closely monitor credit spreads and look for additional ways to increase portfolio yield. Our focus in NCP and NCO will include exploring opportunities to increase our allocations of both A and BBB bonds. Depending on the interest rate environment, bond calls in NQC, NVC, and NUC could create opportunities to further enhance the structure of these Funds. In NAC, we will continue to work to reduce the Fund's duration to move it in line with the other Funds. We believe the Nuveen California Funds will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen California Municipal Value Fund, Inc.

Performance
   OVERVIEW As of February 28, 2001

NCA

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/87
--------------------------------------------------
Share Price                                  $9.90
--------------------------------------------------
Net Asset Value                             $10.07
--------------------------------------------------
Market Yield                                 5.21%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.34%
--------------------------------------------------
Fund Net Assets ($000)                    $254,034
--------------------------------------------------
Average Effective Maturity (Years)           18.91
--------------------------------------------------
Average Duration                              8.09
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        28.83%        14.15%
--------------------------------------------------
5-Year                         4.86%         5.65%
--------------------------------------------------
10-Year                        5.57%         6.27%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         28%
--------------------------------------------------
U.S.Guaranteed                                 19%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------


BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share
3/00              0.043
4/00              0.043
5/00              0.043
6/00              0.043
7/00              0.043
8/00              0.043
9/00              0.043
10/00             0.043
11/00             0.043
12/00             0.043
1/01              0.043
2/01              0.043


LINE CHART:
Share Price Performance
3/3/00            8.38
                  8.31
                  8.56
                  8.56
                  8.88
                  8.63
                  8.75
                  8.5
                  8.56
                  8.38
                  8.25
                  8.38
                  8.44
                  8.75
                  9.13
                  8.69
                  8.88
                  8.94
                  9.13
                  9
                  8.88
                  9
                  9.25
                  9.38
                  9.25
                  9.31
                  9.31
                  9.38
                  9.38
                  9.5
                  9.31
                  9.25
                  9.25
                  9
                  9
                  8.88
                  9.19
                  9.19
                  9.25
                  9.31
                  9.38
                  9.44
                  9.31
                  9.63
                  9.75
                  9.81
                  9.75
                  9.8
                  9.86
                  9.86
                  9.75
2/28/01           9.875

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

Nuveen California Performance Plus Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2001


NCP


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/89
--------------------------------------------------
Share Price                                 $15.98
--------------------------------------------------
Net Asset Value                             $15.06
--------------------------------------------------
Market Yield                                 5.59%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.10%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.94%
--------------------------------------------------
Fund Net Assets ($000)                    $299,612
--------------------------------------------------
Average Effective Maturity (Years)           19.87
--------------------------------------------------
Leverage-Adjusted Duration                   12.74
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.56%        14.14%
--------------------------------------------------
5-Year                         6.76%         5.84%
--------------------------------------------------
10-Year                        7.44%         7.53%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Transportation                                 23%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------

BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share2
3/00              0.08
4/00              0.08
5/00              0.08
6/00              0.077
7/00              0.077
8/00              0.077
9/00              0.077
10/00             0.077
11/00             0.077
12/00             0.0745
1/01              0.0745
2/01              0.0745



LINE CHART:
Share Price Performance
3/3/00            14.88
                  14.81
                  14.63
                  14.63
                  14.5
                  14.5
                  14.44
                  14.19
                  14.56
                  14.56
                  14.63
                  14.44
                  14.38
                  14.75
                  14.25
                  14.38
                  14.56
                  14.81
                  14.94
                  15.38
                  15.13
                  15.13
                  15.5
                  15.44
                  15.44
                  15.69
                  15.5
                  15.75
                  15.63
                  15.31
                  15.25
                  15.25
                  14.94
                  14.69
                  14.5
                  15.19
                  15.44
                  15.31
                  15.25
                  14.94
                  14.25
                  14.88
                  15
                  15.38
                  16.13
                  15.69
                  15.69
                  15.75
                  16.17
                  15.97
                  15.85
2/28/01           15.9688

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0422 per share.

Nuveen California Municipal Market Opportunity Fund, Inc.

Performance
   OVERVIEW As of February 28, 2001


NCO


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/90
--------------------------------------------------
Share Price                                 $16.36
--------------------------------------------------
Net Asset Value                             $15.07
--------------------------------------------------
Market Yield                                 5.54%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.03%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.86%
--------------------------------------------------
Fund Net Assets ($000)                    $189,956
--------------------------------------------------
Average Effective Maturity (Years)           21.53
--------------------------------------------------
Leverage-Adjusted Duration                   12.63
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        16.13%        13.65%
--------------------------------------------------
5-Year                         7.35%         5.46%
--------------------------------------------------
10-Year                        7.36%         7.55%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         21%
--------------------------------------------------
Transportation                                 19%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------


BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share2
3/00              0.0815
4/00              0.0815
5/00              0.0815
6/00              0.0785
7/00              0.0785
8/00              0.0785
9/00              0.0785
10/00             0.0785
11/00             0.0785
12/00             0.0755
1/01              0.0755
2/01              0.0755



LINE CHART:
Share Price Performance
3/3/00            15.19
                  15.06
                  15
                  14.88
                  14.75
                  14.75
                  14.56
                  14.56
                  14.75
                  14.75
                  14.75
                  14.69
                  14.56
                  14.94
                  14.94
                  15
                  15.06
                  15.06
                  15.25
                  15.69
                  15.5
                  15.56
                  15.94
                  16.06
                  16.19
                  16.13
                  16
                  16.19
                  16.13
                  16
                  15.75
                  15.75
                  15.56
                  15.19
                  15.06
                  15.56
                  15.5
                  15.25
                  15.56
                  15.44
                  15.31
                  15.25
                  15.63
                  15.81
                  16.44
                  16.63
                  16.63
                  16.7
                  16.69
                  16.08
                  15.84
2/28/01           16.3438


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0935 per share.

Nuveen California Investment Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2001

NQC

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/90
--------------------------------------------------
Share Price                                 $16.27
--------------------------------------------------
Net Asset Value                             $15.14
--------------------------------------------------
Market Yield                                 5.64%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.02%
--------------------------------------------------
Fund Net Assets ($000)                    $316,006
--------------------------------------------------
Average Effective Maturity (Years)           19.65
--------------------------------------------------
Leverage-Adjusted Duration                   12.11
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.24%        14.95%
--------------------------------------------------
5-Year                         6.45%         5.66%
--------------------------------------------------
10-Year                        7.45%         7.57%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Transportation                                 27%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
U.S.Guaranteed                                 18%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------
Tax Obligation/General                          7%
--------------------------------------------------


BAR CHART:

2000-2001 Monthly Tax-Free Dividends Per Share
3/00              0.0765
4/00              0.0765
5/00              0.0765
6/00              0.0765
7/00              0.0765
8/00              0.0765
9/00              0.0765
10/00             0.0765
11/00             0.0765
12/00             0.0765
1/01              0.0765
2/01              0.0765


Share Price Performance
3/3/00            15.19
                  15.06
                  15
                  14.88
                  14.75
                  14.75
                  14.56
                  14.56
                  14.75
                  14.75
                  14.75
                  14.69
                  14.56
                  14.94
                  14.94
                  15
                  15.06
                  15.06
                  15.25
                  15.69
                  15.5
                  15.56
                  15.94
                  16.06
                  16.19
                  16.13
                  16
                  16.19
                  16.13
                  16
                  15.75
                  15.75
                  15.56
                  15.19
                  15.06
                  15.56
                  15.5
                  15.25
                  15.56
                  15.44
                  15.31
                  15.25
                  15.63
                  15.81
                  16.44
                  16.63
                  16.63
                  16.7
                  16.69
                  16.08
                  15.84
2/28/01           16.3438


Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

Nuveen California SelectQuality Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2001


NVC


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/91
--------------------------------------------------
Share Price                                 $15.97
--------------------------------------------------
Net Asset Value                             $15.17
--------------------------------------------------
Market Yield                                 5.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.28%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.14%
--------------------------------------------------
Fund Net Assets ($000)                    $539,761
--------------------------------------------------
Average Effective Maturity (Years)           19.93
--------------------------------------------------
Leverage-Adjusted Duration                   10.96
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        19.63%        14.43%
--------------------------------------------------
5-Year                         6.95%         6.05%
--------------------------------------------------
Since Inception                7.41%         7.65%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S.Guaranteed                                 21%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------


BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share
3/00              0.079
4/00              0.079
5/00              0.079
6/00              0.076
7/00              0.076
8/00              0.076
9/00              0.076
10/00             0.076
11/00             0.076
12/00             0.076
1/01              0.076
2/01              0.076


LINE CHART:
Share Price Performance
3/3/00            14
                  13.69
                  13.94
                  14.13
                  14.38
                  14.5
                  14.31
                  14.25
                  14.13
                  14.25
                  14.19
                  14.13
                  14.38
                  14.63
                  14.88
                  14.5
                  14.44
                  14.5
                  14.69
                  14.63
                  14.94
                  15
                  15.13
                  15.25
                  15.5
                  15.63
                  15.63
                  15.5
                  15.56
                  15.5
                  15.75
                  15.69
                  15.19
                  14.88
                  14.81
                  15.06
                  15.13
                  15.06
                  15.13
                  15
                  15.31
                  15.5
                  15.56
                  15.88
                  16.19
                  16.19
                  16
                  16.26
                  16.43
                  15.91
                  16
2/28/01           15.9844


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

Nuveen California Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2001


NUC


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/91
--------------------------------------------------
Share Price                                 $16.75
--------------------------------------------------
Net Asset Value                             $15.72
--------------------------------------------------
Market Yield                                 5.62%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.99%
--------------------------------------------------
Fund Net Assets ($000)                    $527,530
--------------------------------------------------
Average Effective Maturity (Years)           17.63
--------------------------------------------------
Leverage-Adjusted Duration                    9.87
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        19.72%        14.57%
--------------------------------------------------
5-Year                         8.62%         6.54%
--------------------------------------------------
Since Inception                7.71%         7.76%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S.Guaranteed                                 32%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------

BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share2
3/00              0.0815
4/00              0.0815
5/00              0.0815
6/00              0.0785
7/00              0.0785
8/00              0.0785
9/00              0.0785
10/00             0.0785
11/00             0.0785
12/00             0.0785
1/01              0.0785
2/01              0.0785


LINE CHART:
Share Price Performance
3/3/00            14.75
                  14.69
                  14.38
                  14.75
                  14.94
                  14.94
                  14.75
                  14.94
                  14.88
                  14.94
                  14.63
                  14.5
                  14.88
                  15.25
                  15
                  15.13
                  15.44
                  15.38
                  15.5
                  15.44
                  15.63
                  15.88
                  15.81
                  15.88
                  16
                  16.06
                  16.19
                  16.44
                  16.25
                  16.13
                  15.88
                  15.81
                  15.44
                  15.44
                  15.5
                  15.81
                  15.75
                  15.44
                  15.63
                  15.63
                  15.88
                  15.75
                  15.94
                  16.44
                  16.69
                  16.44
                  16.25
                  16.7
                  16.55
                  16.6
                  16.38
2/28/01           16.75

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0084 per share.

Nuveen California Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of February 28, 2001


NAC


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/99
--------------------------------------------------
Share Price                                 $14.35
--------------------------------------------------
Net Asset Value                             $14.45
--------------------------------------------------
Market Yield                                 5.60%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.12%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.96%
--------------------------------------------------
Fund Net Assets ($000)                    $513,260
--------------------------------------------------
Average Effective Maturity (Years)           25.84
--------------------------------------------------
Leverage-Adjusted Duration                   16.86
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        20.17%        25.45%
--------------------------------------------------
Since Inception                3.43%         6.66%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         21%
--------------------------------------------------
Water and Sewer                                16%
--------------------------------------------------
Transportation                                 15%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share
3/00              0.07
4/00              0.07
5/00              0.07
6/00              0.067
7/00              0.067
8/00              0.067
9/00              0.067
10/00             0.067
11/00             0.067
12/00             0.067
1/01              0.067
2/01              0.067



LINE CHART:
Share Price Performance
3/3/00            12.63
                  12.63
                  12.56
                  13.25
                  13.5
                  13.13
                  12.69
                  12.38
                  12.81
                  12.56
                  12.5
                  12.75
                  12.69
                  12.31
                  12.75
                  12.69
                  12.94
                  13.13
                  13.56
                  13.31
                  13.5
                  13.31
                  13.38
                  13.44
                  13.75
                  13.63
                  13.69
                  13.75
                  13.31
                  13.25
                  13
                  13
                  12.88
                  12.94
                  13.13
                  13.06
                  12.88
                  13.19
                  12.94
                  12.81
                  13.06
                  13.69
                  13.69
                  14.13
                  14.5
                  14.63
                  14.69
                  14.38
                  14.45
                  14.24
                  14.2
2/28/01           14.3438


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on November 16, 2000.




                                                                             NCA
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                          Common
                                                                          Shares
================================================================================
Robert P. Bremner
   For                                                                22,767,717
   Withheld                                                              223,464
--------------------------------------------------------------------------------
   Total                                                              22,991,181
================================================================================
William J. Schneider
   For                                                                22,762,417
   Withheld                                                              228,764
--------------------------------------------------------------------------------
   Total                                                              22,991,181
================================================================================
Judith M. Stockdale
   For                                                                22,759,717
   Withheld                                                              231,464
--------------------------------------------------------------------------------
   Total                                                              22,991,181
================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                22,670,739
   Against                                                                82,252
   Abstain                                                               238,190
--------------------------------------------------------------------------------
   Total                                                              22,991,181
================================================================================

                                                               NCP                                               NCO
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                 Preferred      Preferred     Preferred                     Preferred     Preferred
                                     Common         Shares         Shares        Shares         Common         Shares        Shares
                                     Shares       Series-T       Series-W      Series-F         Shares       Series-W      Series-F
====================================================================================================================================
Robert P. Bremner
   For                           11,512,087          1,742            632         1,782      7,303,854          2,128           519
   Withhold                         187,859              --             --            2         77,167              --            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                         11,699,946          1,742            632         1,784      7,381,021          2,128           520
====================================================================================================================================
Lawrence H. Brown
   For                           11,511,387          1,742            632         1,782      7,302,565          2,128           519
   Withhold                         188,559              --             --            2         78,456              --            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                         11,699,946          1,742            632         1,784      7,381,021          2,128           520
====================================================================================================================================
Anne E. Impellizzeri
   For                           11,501,811          1,742            632         1,782      7,280,794          2,128           519
   Withhold                         198,135              --             --            2        100,227              --            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                         11,699,946          1,742            632         1,784      7,381,021          2,128           520
====================================================================================================================================
Peter R. Sawers
   For                           11,513,403          1,742            632         1,782      7,297,732          2,128           519
   Withhold                         186,543              --             --            2         83,289              --            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                         11,699,946          1,742            632         1,784      7,381,021          2,128           520
====================================================================================================================================
Judith M. Stockdale
   For                           11,500,179          1,742            632         1,782      7,287,590          2,128           519
   Withhold                         199,767              --             --            2         93,431              --            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                         11,699,946          1,742            632         1,784      7,381,021          2,128           520
====================================================================================================================================
William J. Schneider
   For                                    --         1,742            632         1,782              --         2,128           519
   Withhold                               --             --             --            2              --             --            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --         1,742            632         1,784              --         2,128           520
====================================================================================================================================
vTimothy R. Schwertfeger
   For                                    --         1,742            632         1,782              --         2,128           519
   Withhold                               --             --             --            2              --             --            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --         1,742            632         1,784              --         2,128           520
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                           11,512,044          1,740            632         1,777      7,269,625          2,126           520
   Against                           53,892              2              --            5         31,967              2             --
   Abstain                          134,010              --             --            2         79,429              --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                         11,699,946          1,742            632         1,784      7,381,021          2,128           520
====================================================================================================================================

Shareholder
           MEETING REPORT (continued)

The Shareholder Meeting was held in Chicago, Illinois on November 16, 2000.
                                                      NQC                                                NVC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                 Preferred      Preferred                    Preferred      Preferred     Preferred
                                     Common         Shares         Shares        Common         Shares         Shares        Shares
                                     Shares       Series-M       Series-W        Shares       Series-T       Series-W     Series-TH
Robert P. Bremner
   For                           12,319,696          3,555            837    21,001,051          2,367          1,641         3,582
   Withhold                         111,650              6              --      218,953              4              --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                         12,431,346          3,561            837    21,220,004          2,371          1,641         3,582
====================================================================================================================================
Lawrence H. Brown
   For                           12,319,396          3,555            837    21,000,840          2,367          1,641         3,582
   Withhold                         111,950              6              --      219,164              4              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                         12,431,346          3,561            837    21,220,004          2,371          1,641         3,582
====================================================================================================================================
Anne E. Impellizzeri
   For                           12,315,873          3,555            837    21,007,393          2,367          1,641         3,582
   Withhold                         115,473              6              --      212,611              4              --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                         12,431,346          3,561            837    21,220,004          2,371          1,641         3,582
====================================================================================================================================
Peter R. Sawers
   For                           12,319,196          3,555            837    21,013,334          2,367          1,641         3,582
   Withhold                         112,150              6              --      206,670              4              --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                         12,431,346          3,561            837    21,220,004          2,371          1,641         3,582
====================================================================================================================================
Judith M. Stockdale
   For                           12,321,503          3,555            837    20,989,955          2,367          1,641         3,582
   Withhold                         109,843              6              --      230,049              4              --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                         12,431,346          3,561            837    21,220,004          2,371          1,641         3,582
====================================================================================================================================
William J. Schneider
   For                                    --         3,555            837             --         2,367          1,641         3,582
   Withhold                               --             6              --            --             4              --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --         3,561            837             --         2,371          1,641         3,582
====================================================================================================================================
Timothy R. Schwertfeger
   For                                    --         3,555            837             --         2,367          1,641         3,582
   Withhold                               --             6              --            --             4              --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --         3,561            837             --         2,371          1,641         3,582
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                           12,288,712          3,559            837    20,940,308          2,366          1,636         3,576
   Against                           32,560              1              --       69,659              --             5             4
   Abstain                          110,074              1              --      210,037              5              --            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                         12,431,346          3,561            837    21,220,004          2,371          1,641         3,582
====================================================================================================================================

                                                     NUC                                                          NAC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                 Preferred      Preferred     Preferred                     Preferred      Preferred
                                     Common         Shares         Shares        Shares         Common         Shares         Shares
                                     Shares       Series-M       Series-W      Series-F         Shares      Series-TH       Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                           20,253,053          1,393          2,912         2,967     22,943,443          3,436          3,288
   Withhold                         183,964              7             20             1        168,058             19             19
------------------------------------------------------------------------------------------------------------------------------------
   Total                         20,437,017          1,400          2,932         2,968     23,111,501          3,455          3,307
====================================================================================================================================
Lawrence H. Brown
   For                           20,250,682          1,393          2,912         2,968     22,946,107          3,436          3,288
   Withhold                         186,335              7             20             --       165,394             19             19
------------------------------------------------------------------------------------------------------------------------------------
   Total                         20,437,017          1,400          2,932         2,968     23,111,501          3,455          3,307
====================================================================================================================================
Anne E. Impellizzeri
   For                           20,230,892          1,393          2,912         2,967     22,940,408          3,436          3,288
   Withhold                         206,125              7             20             1        171,093             19             19
------------------------------------------------------------------------------------------------------------------------------------
   Total                         20,437,017          1,400          2,932         2,968     23,111,501          3,455          3,307
====================================================================================================================================
Peter R. Sawers
   For                           20,253,470          1,393          2,912         2,968     22,943,608          3,436          3,288
   Withhold                         183,547              7             20             --       167,893             19             19
------------------------------------------------------------------------------------------------------------------------------------
   Total                         20,437,017          1,400          2,932         2,968     23,111,501          3,455          3,307
====================================================================================================================================
Judith M. Stockdale
   For                           20,233,150          1,393          2,912         2,967     22,939,009          3,436          3,288
   Withhold                         203,867              7             20             1        172,492             19             19
------------------------------------------------------------------------------------------------------------------------------------
   Total                         20,437,017          1,400          2,932         2,968     23,111,501          3,455          3,307
====================================================================================================================================
William J. Schneider
   For                                    --         1,393          2,912         2,968              --         3,436          3,288
   Withhold                               --             7             20             --             --            19             19
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --         1,400          2,932         2,968              --         3,455          3,307
====================================================================================================================================
Timothy R. Schwertfeger
   For                                    --         1,393          2,912         2,968              --         3,436          3,288
   Withhold                               --             7             20             --             --            19             19
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --         1,400          2,932         2,968              --         3,455          3,307
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                           20,131,596          1,400          2,898         2,960     22,818,430          3,455           3,30
   Against                           82,441              --            34             4         34,978              --            --
   Abstain                          222,980              --             --            4        258,093              --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                         20,437,017          1,400          2,932          2,968    23,111,501          3,455          3,307
====================================================================================================================================

                            Nuveen California Municipal Value Fund, Inc. (NCA)
                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 2.6%
$       1,735   ABAG Finance Authority for Nonprofit Corporations (California), 1991        7/01 at 102           Aa2  $   1,789,149
                 Certificates of Participation (United Way of Santa Clara County Project),
                 7.200%, 7/01/11

        3,115   California Educational Facilities Authority, Revenue Bonds (Pooled College  6/10 at 101          Baa3      3,326,135
                 and University Projects), 2000 Series C, 6.750%, 6/01/30

        1,500   California Statewide Community Development Authority, San Diego,           12/06 at 105           N/R      1,538,355
                 Certificates of Participation, Space and Science Foundation,
                 Series 1996, 7.500%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 8.9%
        1,000   City of Arcadia, California, Hospital Revenue Bonds (Methodist Hospital    11/02 at 102          BBB+      1,045,910
                 of Southern California), Series 1992, 6.500%, 11/15/12

       12,000   California Health Facilities Financing Authority, Revenue Bonds            12/09 at 101            A2     12,656,640
                  (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        5,000   Central California Joint Powers Health Financing Authority,                 2/10 at 101            A-      5,159,500
                 Certificates of Participation, Community  Hospitals of Central
                 California Obligated Group Project, Series 2000, 6.000%, 2/01/30

        2,310   City of Pasadena, Insured Health Facilities Revenue Bonds                   6/01 at 100            AA      2,318,755
                 (Pacific Clinics), Series 1988A, 8.200%, 6/01/18

        1,440   City of Stockton, California, Health Facility Revenue Bonds, Dameron       12/07 at 102          BBB+      1,410,322
                 Hospital Association, 1997 Series A, 5.300%, 12/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.8%
        9,100   ABAG Finance Authority for Nonprofit Corporations, Multifamily Housing     No Opt. Call           BBB      9,477,013
                 Revenue Refunding Bonds (United Dominion/2000 Post Apartments),
                 2000 Series B, 6.400%, 8/15/30 (Alternative Minimum Tax)
                 (Mandatory put 8/15/08)

        3,850   California Statewide Communities Development Authority, Multifamily         7/09 at 102           N/R      3,542,424
                 Housing Revenue Bonds (Harbor City Lights Project), Series 1999Y,
                 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Communities Development Authority, Multifamily        No Opt. Call          BBB+      5,123,600
                 Housing Refunding Bonds (Archstone Pelican Point Apartments),
                 Issue 1999H, Archstone Communities Trust, 5.300%, 6/01/29
                 (Mandatory put 6/01/08)

          505   County of Riverside (California), Mobile Home Park Revenue Bonds            4/01 at 100           N/R        476,604
                 (Bravo Mobile Home Park Project), Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, Mobile Home Park Revenue Bonds                 7/08 at 102           N/R      1,286,741
                 (Charter Oak Mobile Home Estates Acquisition Project), Series 1998A,
                 5.700%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.4%
        2,200   California Housing Finance Agency, Home Mortgage Revenue Bonds,             2/06 at 102           AAA      2,341,702
                 1995 Series M, 6.050%, 8/01/15 (Alternative Minimum Tax)

          445   California Rural Home Mortgage Finance Authority, Single Family            No Opt. Call           Aaa        477,383
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1993 Issue A Series 2, 7.950%, 12/01/24 (Alternative Minimum Tax)

        2,600   California Rural Home Mortgage Finance Authority, Single Family            No Opt. Call           AAA      2,902,224
                 Mortgage Revenue Bonds (Mortgage- Backed Securities Program),
                 1997 Series D, 6.700%, 5/01/29 (Alternative Minimum Tax)

          445   Southern California Home Financing Authority, Single Family Mortgage       No Opt. Call           AAA        469,782
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1988 Issue A, 8.125%, 2/01/21 (Alternative Minimum Tax)


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 4.2%

$       2,720   American Baptist Homes of the West Facilities Project, Revenue Refunding   10/07 at 102           N/R  $   2,481,130
                 Certificates of Participation, Series 1997A, 5.750%, 10/01/17

        6,445   California Statewide Communities Development Authority, Certificates        4/09 at 101           BBB      6,176,824
                 of Participation, The Internext Group, 5.375%, 4/01/17

        2,000   Riverside County Public Financing Authority (California), Certificates      5/09 at 101          BBB-      1,910,760
                 of Participation, Air Force Village West, Inc., 5.750%, 5/15/19


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.5%

        7,500   State of California, Various Purpose General Obligation Bonds,
                 5.750%, 3/01/27                                                            3/10 at 101           AAA      7,988,550

          700   Los Angeles Unified School District, California, General Obligation Bonds,  7/10 at 100           AAA        767,025
                 Election of 1997, Series 2000D, 5.625%, 7/01/14

        2,325   Temecula Valley Unified School District, County of Riverside, California,   9/06 at 102           AAA      2,571,334
                 1990 General Obligation Bonds, Series F, 6.000%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 27.7%

        4,500   Bonita Canyon Public Facilities Financing Authority (California),           3/01 at 103           N/R      4,129,065
                 Community Facilities District No. 98-1 Special Tax Bonds, Series 1998,
                 5.375%, 9/01/28

        9,000   State Public Works Board of the State of California, Lease Revenue          1/06 at 100           AAA      9,085,410
                 Bonds (Department of Corrections), 1996 Series A (California Substance
                 Abuse Treatment Facility and State Prison at Corcoran (Corcoran II)),
                 5.250%, 1/01/21

        4,000   State Public Works Board of the State of California, Lease Revenue         11/09 at 101           AAA      4,268,280
                 Bonds (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        6,000   Community Facilities District No. 98-2 of the Capistrano Unified School     9/09 at 102           N/R      5,937,720
                 District (Ladera), California, Series 1999, Special Tax Bonds,
                 5.750%, 9/01/29

        3,995   Chino Unified School District, Certificates of Participation (1995 Master   9/05 at 102           AAA      4,378,880
                 Lease Program), 6.000%, 9/01/20

        2,800   Community Development Commission of the City of Commerce,                   8/07 at 102           N/R      2,826,544
                 Redevelopment Project No. 1, Subordinate Lien Tax Allocation
                 Refunding Bonds, Series 1997B, 6.000%, 8/01/21

        2,000   Redevelopment Agency of the City of Duarte, Amended Davis Addition          9/07 at 102           N/R      2,147,320
                 Project Area, 1997 Tax Allocation Refunding Bonds, 6.700%, 9/01/14

          900   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series B            5/02 at 102           BBB        949,032
                 (In-Town, Manchester-Prairie and North Inglewood Industrial Park
                 Redevelopment Project Loans), 7.000%, 5/01/22

        4,710   City of Milpitas, Limited Obligation Improvement Bonds, Local               3/01 at 103           N/R      4,855,680
                 Improvement District No. 20, 1998 Series A (Santa Clara County,
                 California), 5.650%, 9/02/13

        3,300   Orange County Development Agency, Santa Ana Heights Project Area,           9/03 at 102           BBB      3,357,024
                 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

        8,000   Palmdale Elementary School District (Los Angeles County, California),       8/09 at 101           AAA      8,516,240
                 Community Facilities District No. 90-1, Special Tax Bonds, Series 1999,
                 5.800%, 8/01/29

        8,000   Redevelopment Agency of the City of San Jose, Merged Area                   2/04 at 102           AAA      7,945,680
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 5.000%, 8/01/20

        1,700   Shafter Joint Powers Financing Authority, Lease Revenue Bonds,              1/07 at 101            A2      1,849,430
                 1997 Series A (Community Correctional Facility Acquisition Project),
                 5.950%, 1/01/11

        1,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community         8/05 at 102           N/R      1,049,250
                 Facilities District No. 90-2 (Brookside Estates), 5.850%, 8/01/09

        3,470   Upland Community Redevelopment Agency, California, Upland                  10/01 at 101           N/R      3,515,457
                 Redevelopment Project (A Merged Project), Subordinated Tax
                 Allocation Notes (Low and Moderate Income Housing Fund Projects),
                 Issue of 1999, 6.100%, 10/01/04

        3,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands     10/10 at 101          BBB-      3,217,050
                 Gross Receipts Tax Loan Note), Series 1999A, 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, Special Tax Leases Revenue          9/05 at 102           N/R      2,603,204
                 Refunding Bonds, 1997 Series A (California), 5.875%, 9/01/20




                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 10.9%

$      20,000   Foothill/Eastern Transportation Corridor Agency, California, Toll Road      1/14 at 101          BBB-  $  11,886,800
                 Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/27

        1,250   City of Fresno, California, Airport Revenue Bonds, Series 2000A,            7/10 at 101           AAA      1,296,325
                 5.500%, 7/01/30

        3,000   Port of Oakland, California, Revenue Bonds, 1997 Series G,                 11/07 at 102           AAA      3,055,980
                 5.375%, 11/01/25 (Alternative Minimum Tax)

        5,000   Airport Commission, City and County of San Francisco, California,           5/06 at 102           AAA      5,147,800
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 10A, 5.625%, 5/01/21 (Alternative Minimum Tax)

        5,925   Airport Commission, City and County of San Francisco, California,           5/05 at 101           AAA      6,256,208
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.200%, 5/01/19 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.1%

        1,500   California Health Facilities Financing Authority, Revenue Bonds             7/01 at 102        AA-***      1,549,470
                 (St. Joseph Health System), Series 1991A, 7.000%, 7/01/10
                 (Pre-refunded to 7/01/01)

        2,700   California Statewide Communities Development Authority, Series A,           4/03 at 102        N/R***      2,887,110
                 Certificates of Participation, Pacific Homes, 6.000%, 4/01/17
                 (Pre-refunded to 4/01/03)

        2,065   County of Contra Costa, California, 1988 Home Mortgage Revenue Bonds       No Opt. Call           AAA      2,795,225
                 (GNMA Mortgage-Backed Securities Program), 8.250%, 6/01/21
                 (Alternative Minimum Tax)

          885   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series C            5/02 at 102         A-***        936,781
                 (In-Town, Manchester and North Inglewood Industrial Park
                 Redevelopment Projects - Housing Set-Aside Loans), 7.000%, 5/01/22
                 (Pre-refunded to 5/01/02)

        2,500   The Community Redevelopment Agency of the City of Los Angeles,              7/01 at 100        BBB***      2,526,275
                 California (Central Business District Redevelopment Project), Tax
                 Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        8,515   Los Angeles Convention and Exhibition Center Authority, California,        12/05 at 100           AAA     10,535,865
                 Certificates of Participation, Series 1985, 9.000%, 12/01/20
                 (Pre-refunded to 12/01/05)

        4,000   Modesto Irrigation District Financing Authority, Domestic Water             9/05 at 102           AAA      4,441,640
                 Project Revenue Bonds, Series 1995C, 5.750%, 9/01/22
                 (Pre-refunded to 9/01/05)

        8,565   City of Palmdale, California, Single Family Mortgage Revenue Bonds         No Opt. Call           AAA      3,739,222
                 (GNMA Mortgage-Backed Securities Program), Series 1988A, 0.000%, 3/01/17

        5,690   Sacramento County Sanitation Districts Financing Authority, 1993           12/18 at 100           Aaa      5,665,931
                 Revenue Bonds, 4.750%, 12/01/23 (Pre-refunded to 12/01/18)

        1,265   San Benito Hospital District, Insured Health Facility Revenue Bonds,       12/01 at 102         AA***      1,324,493
                 Series 1991A, 6.750%, 12/01/21 (Pre-refunded to 12/01/01)

       20,415   County of San Bernardino, California, Single Family Mortgage Revenue       No Opt. Call           AAA      6,676,317
                 Bonds (GNMA Mortgage-Backed Securities), 1988 Series A,
                 0.000%, 9/01/21 (Alternative Minimum Tax)

        5,050   The Regents of the University of California, Refunding Revenue Bonds        9/02 at 102           AAA      5,425,215
                 (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.2%

        3,000   California Statewide Communities Development Authority, Certificates of    12/04 at 102           N/R      2,736,960
                 Participation Refunding Bonds (Rio Bravo Fresno Project), 1999 Series A,
                 6.300%, 12/01/18

        3,000   Merced Irrigation District (California), 1998 Revenue Certificates of       3/03 at 102           N/R      3,200,850
                 Participation (1998 Electric System Project), 6.300%, 3/01/19

        5,000   Merced Irrigation District, California, 2000 Subordinated Revenue           6/08 at 102           N/R      6,016,850
                 Certificates of Participation, Electric System Project, 7.450%, 3/01/18

        3,500   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental     6/10 at 101          Baa2      3,692,815
                 Control Facilities Financing Authority, Cogeneration Facility Revenue
                 Bonds, 2000 Series A, 6.625%, 6/01/26 (Alternative Minimum Tax)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.2%

$          15   Azusa Public Financing Authority (California), Revenue Bonds, Series 1993A  7/03 at 102           AAA  $      14,730
                  (City of Azusa Water System Acquisition Project), 5.000%, 7/01/23

        5,000   Castaic Lake Water Agency (California), Refunding Revenue Certificates      8/04 at 102           AAA      5,467,850
                 of Participation (Water System Improvement Projects), Series 1994A,
                 6.300%, 8/01/20

        3,000   The Metropolitan Water District of Southern California, Water Revenue       1/08 at 101            AA      2,891,850
                 Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37

        2,220   South Placer Wastewater Authority, California, Wastewater Revenue          11/10 at 101           AAA      2,210,210
                 Bonds, Series 2000A, 5.000%, 11/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     267,380   Total Investments (cost $233,481,731) - 98.5%                                                            250,247,900
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       3,786,426
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 254,034,326
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)

                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)






    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Healthcare - 7.4%

$       2,780   California Health Facilities Financing Authority, Insured Health Facility   5/03 at 102            AA  $   2,901,875
                 Revenue Refunding Bonds (Valley Memorial Hospital), 1993A,
                 6.000%, 5/01/17

        5,500   California Statewide Communities Development Authority, Certificates        7/07 at 102           AA-      5,518,150
                 of Participation, Series 1997, St. Joseph Health System, Refunding
                 Bonds, 5.125%, 7/01/17

        7,500   California Statewide Communities Development Authority, Insured Health     10/08 at 102            AA      7,310,100
                 Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital,
                 2001 Series A, 5.125%, 10/01/30

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
        2,500    5.250%, 2/01/13                                                            2/03 at 102          Baa1      2,354,775
        4,720    5.000%, 2/01/23                                                            2/03 at 100          Baa1      3,951,584


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.8%

        5,000   California Statewide Communities Development Authority, Apartment           7/08 at 101           BBB      5,029,850
                 Development Revenue Refunding Bonds (Irvine Apartment Communities,
                 LP), Series 1998A, 4.900%, 5/15/25 (Mandatory put 5/15/08)

        3,915   The City of Los Angeles Multifamily Housing Revenue Bonds (GNMA             3/07 at 102           AAA      4,099,553
                 Collateralized - Ridgecroft Apartments Project), Series 1997E,
                 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,235   Community Development Commission of the County of Los Angeles,              5/03 at 100           Aaa      2,292,887
                 Mortgage Revenue Refunding Bonds, Series 1993 (FHA-Insured
                 Mortgage Loans - Los Tomas Apartments - Section 8 Assisted Project),
                 6.500%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.8%

       15,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/10 at 60 3/4           AAA      5,483,850
                 Series 1999N, 0.000%, 2/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 12.2%

        6,435   State of California, Veterans General Obligation Bonds, Series BT,         12/05 at 101            AA      6,491,435
                 5.375%, 12/01/16 (Alternative Minimum Tax)

        2,500   Hawthorne School District (Los Angeles County, California), General        11/08 at 102           AAA      2,605,475
                 Obligation Bonds, 1997 Election, 1997 Series A, 5.500%, 5/01/22

                Los Angeles Unified School District, California, General
                Obligation Bonds, Election of 1997, 2000 Series D:
        1,200    5.000%, 7/01/06                                                           No Opt. Call           AA-      1,278,816
        1,200    5.625%, 7/01/14                                                            7/10 at 100           AAA      1,314,900
        8,000    5.375%, 7/01/25                                                            7/10 at 100           AAA      8,206,160

        6,000   Commonwealth of Puerto Rico, Bond Payment Obligation Public                No Opt. Call           AAA      7,320,420
                 Improvement Bonds, Series 1993, 7.000%, 7/01/10

        5,850   Commonwealth of Puerto Rico, Public Improvement Bonds of 2000 (General      7/10 at 100           AAA      6,234,521
                 Obligation Bonds), 5.750%, 7/01/26

        3,000   San Jose-Evergreen Community College District, Santa Clara County,          9/10 at 100           AAA      3,143,910
                 California Election of 1998 General Obligation Bonds, Series B,
                 5.600%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 17.5%

        2,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project, Tax              9/03 at 102           BBB      2,077,480
                 Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

        3,000   Fontana Public Financing Authority (San Bernardino County, California),     3/01 at 102           BBB      3,063,450
                 Tax Allocation Revenue Bonds (North Fontana Redevelopment Project),
                 1990 Series A, 7.250%, 9/01/20

        2,500   Fruitvale School District, Certificates of Participation (1990 Improvement  6/01 at 101           Baa      2,558,900
                 Project), 7.875%, 6/01/04

        3,500   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile              3/08 at 102           N/R      3,129,490
                 Home Park Project), Series 1998A (California), 5.700%, 3/01/28

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited (continued)

$       5,000   Los Angeles County Metropolitan Transportation Authority (California),      7/03 at 100           AAA  $   4,939,950
                 Proposition A Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.000%, 7/01/21

        4,000   Los Angeles County Metropolitan Transportation Authority (California),     No Opt. Call           AAA      4,435,240
                 Proposition C Sales Tax Revenue Refunding Bonds, Second Senior Bonds,
                 Series 1998-A, 5.500%, 7/01/09

                Western Nevada County Solid Waste Management System, California,
                Certificates of Participation, 1991 Project:
        2,245    7.250%, 6/01/08                                                            6/01 at 102            BB      2,255,529
        2,500    7.500%, 6/01/21                                                            6/01 at 102            BB      2,504,325

        8,800   County of Orange, California, 1996 Recovery Certificates of Participation,  7/06 at 102           AAA      9,539,024
                 Series A, 6.000%, 7/01/26

        2,780   Pleasanton Joint Powers Financing Authority, Reassessment Revenue           9/03 at 102          Baa1      2,943,019
                 Bonds, 1993 Series A, 6.000%, 9/02/05

        1,000   Redevelopment Agency of the City of Pomona, Holt Avenue/Indian Hill         6/02 at 102           N/R      1,006,230
                 Redevelopment Project, 1997 Tax Allocation Refunding Bonds, Series S,
                 5.750%, 6/01/16

        6,470   San Leandro Public Financing Authority, California, Certificates of         6/03 at 102             A      6,658,342
                 Participation (1993 Seismic Retrofit Financing Project), 5.950%, 6/01/23

                San Marcos Unified School District (California), Community Facilities
                District No. 5 (Rancho Carillo), Series 1999, Special Tax Bonds:
        1,000    5.500%, 9/01/18                                                            3/01 at 103           N/R        964,620
        2,250    5.600%, 9/01/29                                                            3/01 at 103           N/R      2,141,033

        1,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1998A, Community         9/06 at 102           N/R      1,024,850
                 Facilities District No. 1 (Weston Ranch), 5.800%, 9/01/14

        1,320   Redevelopment Agency of the City of Suisun City, Suisun City               10/03 at 102           AAA      1,377,974
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds (County of
                 Solano, California), 5.900%, 10/01/23

        1,750   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A         1/07 at 101            A2      1,909,495
                 (Community Correctional Facility Acquisition Project), 5.950%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 22.5%

                Foothill/Eastern Transportation Corridor Agency, California, Toll Road
                Refunding Revenue Bonds, Series 1999:
        5,600    0.000%, 1/15/28                                                            1/14 at 101          BBB-      3,326,176
       20,000    0.000%, 1/15/29                                                            1/14 at 101          BBB-     11,825,800

        6,000   Foothill/Eastern Transportation Corridor Agency, California, Toll Road      1/10 at 100           AAA      5,790,900
                 Revenue Bonds, Series 1995A, 5.000%, 1/01/35

                City of Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                                  5/10 at 101           AA-      2,944,185
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                                  5/10 at 101           AA-     12,706,491

        8,550   Port of Oakland, California, Revenue Bonds, 2000 Series K,                  5/10 at 100           AAA      9,013,410
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   Airport Commission, City and County of San Francisco, California,           5/05 at 101           AAA      5,291,550
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26 (Alternative
                 Minimum Tax)

       14,000   Airport Commission, City and County of San Francisco, California,           5/10 at 101           AAA     14,357,420
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 25, 5.500%, 5/01/24 (Alternative Minimum Tax)

       14,415   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding      No Opt. Call           AAA      2,146,538
                 Revenue Bonds, Series 1997A, 0.000%, 1/15/36


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 6.9%

        5,710   State of California, Various Purpose General Obligation Bonds,              3/05 at 101         AA***      6,228,411
                 5.750%, 3/01/14 (Pre-refunded to 3/01/05)

        3,000   California Statewide Communities Development Authority                     No Opt. Call        N/R***      3,270,270
                 (Triad Healthcare), Revenue Refunding Certificates of Participation,
                 Series 1992, 6.250%, 8/01/06

        4,000   County of Contra Costa, California, 1988 Home Mortgage Revenue Bonds       No Opt. Call           AAA      5,414,480
                 (GNMA Mortgage-Backed Securities Program), 8.250%, 6/01/21
                 (Alternative Minimum Tax)



                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$         370   Department of Water and Power of the City of Los Angeles (California),     10/03 at 102        Aa3***  $     361,538
                 Electric Plant Revenue Bonds, Second Issue of 1993, 5.000%, 10/15/33

        4,630   County of Sacramento (California), Airport System PFC and Subordinated      7/06 at 102           AAA      5,250,374
                  Revenue Bonds, Series 1996D, 6.000%, 7/01/16 (Pre-refunded to 7/01/06)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.4%

       10,250   California Pollution Control Financing Authority, Solid Waste Disposal      7/07 at 102           N/R      5,330,000
                 Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)+

        5,160   California Statewide Communities Development Authority, Refunding          12/04 at 102           N/R      4,707,571
                 Certificates of Participation (Rio Bravo Fresno Project), 1999 Series A,
                 6.300%, 12/01/18

       11,000   City of Chula Vista, Industrial Development Revenue Bonds                  12/02 at 102           AAA     11,473,880
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        4,175   Department of Water and Power of the City of Los Angeles (California),     10/03 at 102           Aa3      4,015,724
                 Electric Plant Revenue Bonds, Second Issue of 1993, 5.000%, 10/15/33

        3,500   Northern California Power Agency, Hydroelectric Project Number              7/03 at 102           AAA      3,616,200
                 One Revenue Bonds, 1993 Refunding Series A, 5.500%, 7/01/16

       10,450   Orange County Public Financing Authority (California), Waste Management    No Opt. Call           Aaa     11,114,829
                 System Refunding Revenue Bonds, Series 1997, 5.250%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 13.4%

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of
                1993:
        3,000    4.500%, 5/15/13                                                            5/03 at 102            AA      3,008,370
        4,270    4.500%, 5/15/18                                                            5/03 at 102            AA      4,055,945

        3,000   Los Angeles County Sanitation Districts Financing Authority, Capital       10/03 at 100            AA      2,938,230
                 Projects Revenue Bonds, 1993 Series A (Senior Ad Valorem Obligation
                 Bonds), 5.000%, 10/01/23

        8,500   The Metropolitan Water District of Southern California, Water Revenue       7/06 at 100           AAA      8,130,760
                 Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        1,000   The Metropolitan Water District of Southern California, Water Revenue       1/08 at 101            AA        963,950
                 Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37

        5,000   Orange County Water District (California), Series 1993A, Revenue            8/03 at 100            AA      4,974,000
                 Certificates of Participation, 5.000%, 8/15/18

        2,500   Pajaro Valley Water Management Agency (California), Revenue                 3/09 at 101           AAA      2,646,725
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/29

        5,985   Sacramento County Sanitation Districts Financing Authority, Revenue        12/10 at 101            AA      6,515,870
                 Bonds, Series 2000A (Sacramento Regional County Sanitation District),
                 5.250%, 12/01/12

        4,585   City of Santa Maria, California, Water and Wastewater Revenue               8/12 at 101           AAA      3,941,493
                 Subordinate Certificates of Participation, Series 1997A, 0.000%, 8/01/27

        3,000   South Placer Wastewater Authority, California, Wastewater Revenue          11/10 at 101           AAA      3,035,970
                 Bonds, Series 2000A, 5.250%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
      325,725   Total Investments (cost $284,013,629) - 98.9%                                                            296,464,272
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       3,147,588
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 299,611,860
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    + In November 2000, CanFibre Riverside filed for bankruptcy protection. The bonds have continued to pay interest payments by drawing on a debt service reserve.
                         Nuveen is working closely with the project managers to develop a remedy that we believe will best serve the interest of shareholders.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.



                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)

                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 7.0%

$       6,500   California Educational Facilities Authority, Refunding Revenue Bonds        1/08 at 101           AAA  $   6,489,665
                 (Stanford University), Series O, 5.125%, 1/01/31

        6,580   The Regents of the University of California, Multiple Purpose Project       9/08 at 101            AA      6,883,996
                 Revenue Bonds, Series K, 5.000%, 9/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 7.3%

        6,800   Central Joint Powers Health Financing Authority, Certificates of            2/03 at 100          Baa1      5,692,960
                 Participation (Community Hospitals of Central California), Series 1993,
                 5.000%, 2/01/23

        1,740   Central Joint Powers Health Financing Authority, Certificates of            2/10 at 101            A-      1,795,506
                 Participation (Community Hospitals of Central California-Obligated
                 Group Project), Series 2000, 6.000%, 2/01/30

                City of Loma Linda, California, Hospital Revenue Bonds (Loma
                Linda University Medical Center Project), Series 1993-A:
        3,780    5.750%, 12/01/03                                                          No Opt. Call           N/R      3,664,672
        3,000    6.500%, 12/01/18                                                          12/03 at 102           N/R      2,713,200


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 0.8%

        1,550   Housing Authority of the County of San Bernardino (California),            No Opt. Call            A3      1,567,577
                 Multifamily Housing Revenue Refunding Bonds (Equity Residential/
                 Redlands Lawn and Tennis Apartments), Issue 1999A, 5.200%, 6/15/29
                 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.3%

       29,900   California Housing Finance Agency, Home Mortgage Revenue Bonds,         8/10 at 25 1/16           AAA      4,291,846
                 Series 2000I, 0.000%, 8/01/31


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 13.3%

        4,950   State of California, Various Purpose General Obligation Bonds,              3/10 at 101           AAA      5,272,443
                 5.750%, 3/01/27

        5,000   State of California, Veterans General Obligations Bonds, Series BT,        12/05 at 101            AA      5,043,850
                 5.375%, 12/01/16 (Alternative Minimum Tax)

        5,000   Los Angeles Unified School District, California, General Obligation         7/10 at 100           AAA      5,128,850
                 Bonds, Election of 1997, Series 2000D, 5.375%, 7/01/25

        1,000   Pomona Unified School District, General Obligation Refunding Bonds,         8/11 at 103           AAA      1,155,010
                 Series 1997-A, 6.150%, 8/01/15

        3,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996              No Opt. Call             A      3,586,890
                 (General Obligation Bonds), 6.500%, 7/01/13

        5,000   San Diego Unified School District, California, 2000 General Obligation      7/10 at 100           AAA      5,021,750
                 Bonds, Election of 1998, Series B, 5.125%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 20.6%

        5,000   Fontana Public Financing Authority (San Bernardino County, California),     3/01 at 102           BBB      5,105,750
                 Tax Allocation Revenue Bonds (North Fontana Redevelopment Project),
                 1990 Series A, 7.250%, 9/01/20

        1,110   Inglewood Redevelopment Agency (Los Angeles County, California),           No Opt. Call           BBB      1,128,149
                 Century Redevelopment Project,  1993 Tax Allocation Bonds, Series A,
                 5.900%, 7/01/03

        2,000   County of Mendocino (California), Certificates of Participation,
                  Series 1993 (Mendocino County Public Facilities Financing                 8/03 at 102             A      2,075,440
                  Corporation), 6.000%, 8/15/23

                Western Nevada County Solid Waste Management System, California,
                Certificates of Participation, 1991 Project:
        2,290    7.250%, 6/01/08                                                            6/01 at 102            BB      2,300,740
        2,000    7.500%, 6/01/21                                                            6/01 at 102            BB      2,003,460

        1,000   City of Ontario, Community Facilities District No. 5 (Freeway Interchange   9/06 at 102           N/R      1,052,290
                 Project), Special Tax Bonds, Series 1997, 6.375%, 9/01/17

                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited (continued)

$      10,900   Ontario Redevelopment Financing Authority (San Bernardino County,          No Opt. Call           AAA  $  14,578,532
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

        2,255   San Bernardino County, California, Certificates of Participation,           8/05 at 102           AAA      2,320,575
                 Series 1995 (Medical Center Financing Project), 5.500%, 8/01/22

        1,025   Redevelopment Agency of the City of Suisun City, Suisun City Redevelopment 10/03 at 102           AAA      1,070,018
                 Project, 1993 Tax Allocation Refunding Bonds (County of Solano,
                 California), 5.900%, 10/01/23

        7,000   Community Redevelopment Agency of the City of Union City (California),     10/09 at 101           AAA      7,437,430
                 Redevelopment Project Tax Allocation Bonds, Series 1999, 5.750%, 10/01/32


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 18.4%

        8,500   City of Long Beach, California, Harbor Revenue Bonds, Series 2000A,         5/10 at 101           AA-      9,133,420
                 5.750%, 5/15/14 (Alternative Minimum Tax)

        4,000   Harbor Department of the City of Los Angeles, Revenue Bonds,                8/02 at 102            AA      4,211,760
                 Issue of 1995 Series B, 6.625%, 8/01/19 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, 2000 Series K,                  5/10 at 100           AAA      5,534,550
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   County of Sacramento, Airport System Revenue Bonds, Series 1996,            7/06 at 102           AAA      5,281,150
                 5.900%, 7/01/24 (Alternative Minimum Tax)

        2,320   Airport Commission, City and County of San Francisco, California,           5/09 at 101           AAA      2,232,026
                 San Francisco International Airport,  Second Series Revenue Bonds,
                 Issue 23B, 5.000%, 5/01/30 (Alternative Minimum Tax)

                Airport Commission, City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Bonds, Issue 25:
        2,515    5.500%, 5/01/24 (Alternative Minimum Tax)                                  5/10 at 101           AAA      2,579,208
        3,100    5.750%, 5/01/30 (Alternative Minimum Tax)                                  5/10 at 101           AAA      3,275,987

        2,500   Airport Commission, City and County of San Francisco, California,           1/08 at 102           AAA      2,707,950
                 San Francisco International Airport, 1997 Special Facilities Lease
                 Revenue Bonds (SFO Fuel Company LLC), Series 2000A, 6.125%, 1/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 3.3%

        1,000   Foothill/Eastern Transportation Corridor Agency, California, Toll Road      1/07 at 100           AAA      1,121,170
                 Revenue Bonds, Series 1995A, 6.000%, 1/01/34 (Pre-refunded to 1/01/07)

        4,000   City of Pomona, California, Single Family Mortgage Revenue Refunding       No Opt. Call           AAA      5,094,240
                 Bonds (GNMA and FHLMC Mortgage-Backed Securities), Series 1990B,
                 7.500%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 15.0%

        3,000   California Pollution Control Financing Authority, Pollution Control         4/11 at 102           AAA      3,000,000
                 Refunding Revenue Bonds (Pacific Gas  and Electric Company), 1996A
                 Remarketed, 5.350%, 12/01/16 (Alternative Minimum Tax)
                 (WI, settling 3/01/01)+

        1,500   California Pollution Control Financing Authority, Pollution Control         9/09 at 101           AAA      1,504,155
                 Refunding Revenue Bonds (Southern California Edison Company),
                 1999 Series C, 5.450%, 9/01/29

        6,750   California Pollution Control Financing Authority, Solid Waste Disposal      7/07 at 102           N/R      3,510,000
                 Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)++

        4,500   California Statewide Communities Development Authority, Refunding          12/04 at 102           N/R      4,105,440
                 Certificates of Participation (Rio Bravo Fresno Project), 1999 Series A,
                 6.300%, 12/01/18

        8,000   City of Chula Vista, Industrial Development Revenue Bonds (San Diego       12/02 at 102           AAA      8,344,640
                 Gas and Electric Company), 1992 Series A, 6.400%, 12/01/27
                 (Alternative Minimum Tax)

                Merced Irrigation District, California, 2001 Electric System Refunding
                Revenue Bonds, Electric System Project:
        2,750    6.750%, 9/01/31                                                            9/05 at 102           N/R      2,693,982
        1,000    6.850%, 9/01/36                                                            9/05 at 102           N/R        989,860

        4,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH,      No Opt. Call           AAA      4,432,400
                 5.500%, 7/01/10

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer - 11.1%

$       4,000   The City of Los Angeles, California, Wastewater System Revenue Bonds,      11/03 at 102           AAA  $   3,844,360
                 Series 1993D, 4.700%, 11/01/19

        6,000   The Metropolitan Water District of Southern California, Water Revenue       7/06 at 100           AAA      5,739,360
                 Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        3,000   The Metropolitan Water District of Southern California, Water Revenue       1/08 at 101           AAA      2,929,860
                 Bonds, 1997 Authorization, Series A, 5.000%, 7/01/30

       10,000   City of Santa Maria, California, Water and Wastewater Revenue               8/12 at 101           AAA      8,596,500
                 Subordinate Certificates of Participation, Series 1997A, 0.000%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     211,065   Total Investments (cost $179,706,397) - 99.1%                                                            188,242,617
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       1,713,765
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 189,956,382
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    +    On April 6, 2001, the Pacific Gas & Electric Company
                         (PG&E) filed for bankruptcy protection. The utility has stated that it intends to pay interest on its senior bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by the bankruptcy court decisions.

                    ++ In November 2000, CanFibre Riverside filed for bankruptcy protection. The bonds have continued to pay interest payments by drawing on a debt service reserve.
                         Nuveen is working closely with the project managers to develop a remedy that we believe will best serve the interest of shareholders.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC)

                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Capital Goods - 1.8%

$       5,500   California Pollution Control Financing Authority, Fixed Rate Resource       8/01 at 103           BBB  $   5,670,280
                 Recovery Revenue Bonds (Waste Management, Inc.), 1991 Composite
                 Series A, 7.150%, 2/01/11 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.0%

        3,000   California Educational Facilities Authority, Revenue Bonds (University of  11/10 at 100           Aaa      3,190,800
                 the Pacific), Series 2000, 5.750%, 11/01/30

        6,000   State Public Works Board of the State of California, Lease Revenue         10/07 at 102           AA-      6,138,300
                 Bonds (Various California State University Projects), 1997 Series C,
                 5.400%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 7.9%

        2,110   California Health Facilities Financing Authority, Kaiser Permanente        10/08 at 101             A      2,156,969
                 Revenue Bonds, Series 1998B, 5.250%, 10/01/12

        7,500   California Statewide Communities Development Authority, Insured Health     10/08 at 102            AA      7,310,100
                 Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital,
                 2001 Series A, 5.125%, 10/01/30

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
        3,250    5.250%, 2/01/13                                                            2/03 at 102          Baa1      3,061,208
        7,260    5.500%, 2/01/15                                                            2/03 at 102          Baa1      6,890,684

        5,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda         12/03 at 102           N/R      4,522,000
                 University Medical Center Project), Series 1993-A, 6.500%, 12/01/18

        1,000   City of Stockton, California, Health Facility Revenue Bonds, Dameron       12/07 at 102          BBB+        926,140
                  Hospital Association, 1997 Series A, 5.700%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.3%

       10,000   California Statewide Communities Development Authority, Apartment           7/08 at 101           BBB     10,059,700
                 Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, LP), Series 1998A, 4.900%, 5/15/25 (Mandatory put 5/15/08)

          410   City of Stanton Multifamily Housing Revenue Bonds (Continental Gardens      8/07 at 102           AAA        426,281
                 Apartments), Series 1997, 5.625%, 8/01/29 (Alternative Minimum Tax)
                 (Mandatory put 8/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.8%

       35,750   California Housing Finance Agency, Home Mortgage Revenue Bonds,        8/09 at 40 15/32           AAA      8,832,395
                 Series 1999L, 0.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.3%

       14,000   State of California, Various Purpose General Obligation Bonds,              3/10 at 101           AAA     14,911,960
                 5.750%, 3/01/27

        2,395   Fontana Unified School District, San Bernardino County, California, 1997    5/09 at 102           AAA      2,619,268
                 General Obligation Refunding Bonds, Series A, 5.800%, 5/01/17

        5,515   Fresno Unified School District, Fresno County, California, 2001 General     8/09 at 102           AAA      5,406,575
                 Obligation Bonds, Election of 1995, Series E, 5.000%, 8/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 18.9%

        7,000   Certificates of Participation (1990 Adelanto Return to Custody Facility),   4/01 at 101             A      7,090,440
                 City of Adelanto, California, 7.100%, 4/01/10

        1,500   City of Irvine (California), Mobile Home Park Revenue Bonds (Meadows        3/08 at 102           N/R      1,341,210
                 Mobile Home Park Project), Series 1998A, 5.700%, 3/01/28

                Los Angeles County Metropolitan Transportation Authority,
                California, Proposition C Sales Tax Second Senior Lien Revenue
                Bonds, Series 2000A:
        8,005    5.250%, 7/01/25                                                            7/10 at 101           AAA      8,116,109
        6,500    5.250%, 7/01/30                                                            7/10 at 101           AAA      6,574,555

        1,685   City of Ontario, Community Facilities District No. 5 (Freeway Interchange   9/06 at 102           N/R      1,773,109
                 Project), Special Tax Bonds, Series 1997, 6.375%, 9/01/17

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited (continued)
$       3,600   Ontario Redevelopment Financing Authority (San Bernardino County,          No Opt. Call           AAA  $   4,814,928
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

       10,075   County of Orange, California, 1996 Recovery Certificates of Participation,  7/06 at 102           AAA     10,921,099
                 Series A, 6.000%, 7/01/26

        2,000   Redding Joint Powers Financing Authority, Solid Waste and Corporate         1/04 at 102            A3      2,056,660
                 Yard Lease Revenue Bonds, Series 1993A, 5.500%, 1/01/13

        1,195   City of Richmond, Limited Obligation Refunding Improvement Bonds,           3/01 at 103           N/R      1,235,726
                 Reassessment District No. 855 (Atlas Road West and Interchange),
                 6.600%, 9/02/19

        9,000   Redevelopment Agency of the City of San Jose, Merged Area                   2/04 at 102           AAA      8,483,850
                  Redevelopment Project, Tax Allocation Bonds, Series 1993, 4.750%, 8/01/24

        2,000   Redevelopment Agency of the City of San Leandro, Plaza 1 and Plaza 2        6/03 at 102            A-      2,068,500
                 Redevelopment Projects, 1993 Tax Allocation Bonds, Series A,
                 6.125%, 6/01/23

        5,250   Santa Cruz County, California, Redevelopment Agency, Tax Allocation         9/10 at 102           AAA      5,329,328
                 Bonds, Live Oak Soquel Community Improvement, Subordinate Lien
                 Revenue Bonds, Series 2000, 5.250%, 9/01/25

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 27.0%
       18,000   Alameda Corridor Transportation Authority, California, Senior Lien Revenue 10/09 at 101           AAA     17,581,500
                 Bonds, Series 1999A, 5.000%, 10/01/29

       30,000   Foothill/Eastern Transportation Corridor Agency, California, Toll Road      1/14 at 101          BBB-     17,738,700
                 Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/29

        2,000   Foothill/Eastern Transportation Corridor Agency, California, Toll Road      1/10 at 100           AAA      1,930,300
                 Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        9,980   City of Long Beach, California, Harbor Revenue Bonds, Series 2000A,         5/10 at 101           AA-     10,142,075
                 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,                  5/10 at 100           AAA      9,487,800
                 5.750%, 11/01/29 (Alternative Minimum Tax)

       12,000   Airports Commission, City and County of San Francisco, California,          5/05 at 101           AAA     12,699,720
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)

       15,000   Airport Commission, City and County of San Francisco, California,           5/10 at 101           AAA     15,851,550
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 17.8%

        5,885   Calaveras County Water District (California), Certificates of               5/01 at 102           AAA      6,041,129
                 Participation (1991 Ebbetts Pass Water System Improvements Project),
                 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

       12,830   State of California, Various Purpose General Obligation Bonds,              3/05 at 101         AA***     13,994,836
                 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

        3,500   State Public Works Board of the State of California, Lease Revenue         11/04 at 102           Aaa      3,974,565
                 Bonds (Department of Corrections),  1994 Series A (California State
                 Prison - Monterey County (Soledad II)), 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)

        1,500   California Statewide Communities Development Authority (Triad              No Opt. Call        N/R***      1,635,135
                 Healthcare), Revenue Refunding Series 1992, Certificates of
                 Participation, 6.250%, 8/01/06

        8,650   Fontana Public Financing Authority (San Bernardino County,                 12/01 at 102        N/R***      9,119,003
                 California), Subordinate Lien Tax Allocation Revenue Bonds (North
                 Fontana Redevelopment Project), 1991 Series A, 7.750%, 12/01/20
                 (Pre-refunded to 12/01/01)

        1,000   Foothill/Eastern Transportation Corridor Agency, California, Toll Road      1/07 at 100           AAA      1,121,170
                 Revenue Bonds, Series 1995A, 6.000%, 1/01/34 (Pre-refunded to 1/01/07)

        2,750   Fresno Unified School District, California, Certificates of Participation,  5/01 at 102         A-***      2,824,168
                 Series of 1991A for Project Phase VI, 7.200%, 5/01/11
                 (Pre-refunded to 5/01/01)

        2,500   The Community Redevelopment Agency of the City of Los Angeles,              7/01 at 100        BBB***      2,526,275
                 California, Central Business District, Redevelopment Project Tax
                 Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        2,500   Los Angeles County Metropolitan Transportation Authority (California),      7/01 at 102           Aaa      2,580,800
                 Proposition A Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 6.750%, 7/01/20 (Pre-refunded to 7/01/01)

        8,000   Redevelopment Agency of the City of Pittsburg, California, Los Medanos      8/01 at 103           AAA      8,374,880
                 Community Development Project, Tax Allocation Bonds, Series 1991,
                 7.150%, 8/01/21 (Pre-refunded to 8/01/01)

        3,500   West Contra Costa Hospital District, Insured Health Facility Refunding     11/04 at 102        N/R***      3,908,310
                 Revenue Bonds, Series 1994, 6.500%, 11/01/17 (Pre-refunded to 11/01/04)

                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Utilities - 2.6%

$       7,945   City of Chula Vista, Industrial Development Revenue Bonds (San Diego       12/02 at 102           AAA  $   8,287,271
                 Gas and Electric Company), 1992 Series A, 6.400%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.7%

                The Metropolitan Water District of Southern California, Water
                Revenue Bonds, 1997 Authorization, Series A:
        6,000    5.000%, 7/01/26                                                            1/08 at 101            AA      5,852,280
        4,500    5.000%, 7/01/37                                                            1/08 at 101            AA      4,337,775

        2,500   The Metropolitan Water District of Southern California, Water Revenue       7/08 at 101            AA      2,367,550
                 Refunding Bonds, 1998 Series A, 4.750%, 7/01/22

        3,075   The Metropolitan Water District of Southern California, Water Revenue       7/11 at 101            AA      3,259,681
                 Refunding Bonds, 2001 Series A,  5.250%, 7/01/15 (WI, settling 3/01/01)

        5,500   Orange County Water District (California), Series 1993A, Revenue            8/03 at 100            AA      5,471,400
                 Certificates of Participation, 5.000%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     344,615   Total Investments (cost $297,762,817) - 99.1%                                                            313,036,047
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       2,969,789
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 316,005,836
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)

                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)



    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Consumer Staples - 1.8%

$       9,150   California Pollution Control Financing Authority, Sewage and Solid Waste   12/06 at 101            A+  $   9,446,003
                 Disposal Facilities Revenue Bonds (Anheuser-Busch Project),
                 Series 1996, 5.750%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 2.0%

        5,000   California Educational Facilities Authority, Revenue Bonds (Chapman        10/06 at 102           AAA      4,895,100
                 University), Series 1996, 5.125%, 10/01/26

        6,000   The Regents of the University of California, Refunding Revenue Bonds        9/03 at 102           AAA      5,892,600
                 (1989 Multiple Purpose Projects), Series C, 5.000%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 1.8%

        9,500   California Pollution Control Financing Authority, Exempt Facilities        12/06 at 102           AAA      9,670,145
                 Revenue Bonds, Series 1996 (Mobil Oil Corporation Project),
                 5.500%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 11.6%

       13,500   California Health Facilities Financing Authority, Revenue Bonds            12/09 at 101            A2     14,238,720
                  (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        3,000   California Health Facilities Financing Authority, Insured Health Facility   7/04 at 102           AAA      2,898,210
                 Refunding Revenue Bonds (Catholic Healthcare West), 1994 Series A,
                 4.750%, 7/01/19

        7,485   California Health Facilities Financing Authority, Kaiser Permanente         3/01 at 102             A      7,638,966
                 Refunding Revenue Bonds, 1991 Series A, 6.500%, 3/01/11

        5,000   California Statewide Communities Development Authority,                     7/07 at 102           AA-      5,016,500
                 Certificates of Participation, Series 1997 (St. Joseph Health System),
                 Refunding Bonds, 5.125%, 7/01/17

       14,000   California Statewide Communities Development Authority, Certificates        7/10 at 101           BBB     14,347,900
                 of Participation (Catholic Healthcare West), 6.500%, 7/01/20

        1,775   California Statewide Communities Development Authority, Certificates        7/03 at 102           AA-      1,785,402
                 of Participation (St. Joseph Health System Obligated Group),
                 5.500%, 7/01/23

        9,350   City of Loma Linda, California, Hospital Revenue Refunding Bonds (Loma     12/03 at 102           AAA      9,482,209
                 Linda University Medical Center Project), Series 1993-C, 5.375%, 12/01/22

        6,000   County of Madera, California, Certificates of Participation (Valley         3/05 at 102           AAA      6,240,120
                 Children's Hospital Project), Series 1995, 5.750%, 3/15/28

        1,050   City of Stockton, California, Health Facility Revenue Bonds, Dameron       12/07 at 102          BBB+      1,005,606
                  Hospital Association, 1997 Series A, 5.450%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.7%

        3,455   California Housing Finance Agency, Insured Housing Revenue Bonds,           8/01 at 102           AAA      3,547,525
                 1991 Series A, 7.200%, 2/01/26 (Alternative Minimum Tax)

        9,250   California Statewide Communities Development Authority, Apartment           7/08 at 101           BBB      9,283,208
                 Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, LP), Series 1998A, 5.250%, 5/15/25 (Mandatory put 5/15/13)

        2,000   City of Vista, California, Mobile Home Park Subordinate Revenue Bonds       3/09 at 102           N/R      1,807,520
                 (Vista Manor Mobile Home Park Project), Series 1999B, 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 7.6%

        4,525   California Housing Finance Agency, Single Family Mortgage Bonds,            5/05 at 102           AAA      4,677,990
                 1995 Issue A-2 Senior Bonds, 6.350%, 8/01/15 (Alternative Minimum Tax)

        1,310   California Housing Finance Agency, Single Family Mortgage Bonds,           10/05 at 102           AAA      1,385,561
                 1995 Issue B-2 Mezzanine Bonds,  6.250%, 8/01/14 (Alternative Minimum Tax)

        7,265   California Housing Finance Agency, Single Family Mortgage Bonds,           10/05 at 102           AAA      7,481,570
                 1995 Issue B-2 Senior Bonds,  6.250%, 2/01/18 (Alternative Minimum Tax)


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

$       1,635   California Housing Finance Agency, Home Mortgage Revenue Bonds,             8/01 at 102           Aa2  $   1,674,338
                 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

        5,845   California Housing Finance Agency, Home Mortgage Revenue Bonds,             2/06 at 102           AAA      6,097,913
                 1995 Series M, 6.150%, 8/01/27 (Alternative Minimum Tax)

        5,065   California Housing Finance Agency, Home Mortgage Revenue Bonds,             8/06 at 102           Aa2      5,325,240
                 1996 Series H, 6.250%, 8/01/27 (Alternative Minimum Tax)

       45,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,         8/10 at 27 3/16           AAA      7,027,650
                 2000 Series T, 0.000%, 2/01/32 (Alternative Minimum Tax)

        1,500   California Rural Home Mortgage Finance Authority, Single Family            No Opt. Call           AAA      1,613,400
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1995 Series B, 7.750%, 9/01/26 (Alternative Minimum Tax)

        3,680   Puerto Rico Housing Bank and Finance Agency, Affordable Housing             4/05 at 102           AAA      3,836,437
                 Mortgage Subsidy Program, Single Family Mortgage Revenue Bonds,
                 Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

        1,880   Southern California Home Financing Authority, Single Family Mortgage       10/01 at 102            AA      1,958,377
                 Revenue Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), 1991 Issue B, 6.900%, 10/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 12.0%

        1,500   State of California, General Obligation Various Purpose Bonds,              6/10 at 100            AA      1,549,860
                 5.500%, 6/01/25

                State of California, Various Purpose General Obligation Bonds:
        7,000    5.500%, 9/01/24                                                            9/09 at 101            AA      7,243,530
       10,000    5.750%, 3/01/27                                                            3/10 at 101           AAA     10,651,400
        1,250    4.750%, 4/01/29                                                            4/09 at 101            AA      1,159,700

       24,555   State of California, Veterans General Obligation Bonds, Series BJ          12/06 at 102            AA     24,913,257
                 11/12, 5.650%, 12/01/24 (Alternative Minimum Tax)

       13,020   City of Los Angeles, California, Unified School District,                   7/08 at 101           AAA     12,855,297
                 General Obligation Bonds, Election of 1997, Series 1998B,
                 5.000%, 7/01/23

        6,030   Los Angeles Unified School District, California, General Obligation         7/10 at 100           AAA      6,185,393
                 Bonds, Election of 1997, Series 2000D, 5.375%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 17.7%

       10,000   Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim           No Opt. Call           AAA      1,900,200
                 Public Improvements Project), Subordinate Lease Revenue Bonds,
                 1997 Series C, 0.000%, 9/01/31

        9,725   Avalon Community Improvement Agency, Community Improvement Project          8/01 at 102            A-     10,066,639
                 Area Tax Allocation Bonds, 1991 Series A, 7.250%, 8/01/21

        2,215   Brea Public Financing Authority (Orange County, California), 1991           8/01 at 102           AAA      2,287,231
                 Tax Allocation Revenue Bonds, Series A (Redevelopment Project AB),
                 6.750%, 8/01/22

        6,000   Cerritos Public Financing Authority (Cerritos, California), 1993 Revenue   11/03 at 102             A      6,211,500
                 Bonds, Series A (Los Cerritos Redevelopment Project Loan) (Tax Exempt),
                 6.050%, 11/01/20

        5,000   Culver City Redevelopment Financing Authority, 1993 Tax Allocation         11/03 at 102           AAA      4,923,000
                 Refunding Revenue Bonds, 5.000%, 11/01/23

        3,510   Long Beach Bond Finance Authority, Lease Revenue and Refunding Bonds       10/07 at 102           AAA      3,434,044
                 (Civic Center Project), 1997 Series A, 5.000%, 10/01/27

       16,500   Los Angeles County Metropolitan Transportation Authority (California),      7/08 at 101           AAA     16,247,880
                 Proposition C Sales Tax Revenue Refunding Bonds, Second Senior
                 Bonds, Series 1998-A, 5.000%, 7/01/23

        3,000   Los Angeles County Metropolitan Transportation Authority (California),      7/10 at 101           AAA      3,041,640
                 Proposition C Sales Tax Revenue Bonds, Second Senior Lien Bonds,
                 Series 2000A, 5.250%, 7/01/25

        4,750   Montclair Redevelopment Agency, California, Mobile Home Park               12/10 at 102           N/R      4,753,325
                 Revenue Bonds (Monterey Manor Estates Project), Series 2000,
                 6.400%, 12/15/30

        3,605   Oakland State Building Authority, Lease Revenue Bonds (Elihu M. Harris      4/08 at 101           AAA      3,559,721
                 State Office Building), 1998 Series A, 5.000%, 4/01/23

        1,390   City of Palm Springs Financing Authority, Tax Allocation Revenue Bonds,     8/01 at 102            A-      1,436,287
                 1991 Series B (Agency Loans), 6.800%, 8/01/11

        2,185   Pleasanton Joint Powers Financing Authority, Reassessment Revenue           9/03 at 102          Baa1      2,296,348
                 Bonds, 1993 Series A, 6.150%, 9/02/12


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited (continued)

$      10,000   Puerto Rico Highway and Transportation Authority, Transportation Revenue    7/10 at 101             A  $  10,867,700
                 Bonds, Series B, 6.000%, 7/01/31

          360   Riverside Public Financing Authority (Riverside County, California), 1991   8/01 at 102           N/R        370,901
                 Revenue Bonds, Series A (Multiple Project Loans), 8.000%, 2/01/18

        5,235   City and County of San Francisco Redevelopment Financing Authority,         8/03 at 103             A      5,244,580
                 1993 Series C, Tax Allocation Revenue Bonds (San Francisco
                 Redevelopment Projects), 5.125%, 8/01/18

       10,000   Redevelopment Agency of the City of San Jose (California), Merged           8/08 at 102             A      9,890,300
                 Area Redevelopment Project, Tax Allocation Bonds, Series 1998,
                 5.250%, 8/01/29

       14,245   Santa Ana Unified School District (1999 Financing Project), Certificates   No Opt. Call           AAA      4,148,002
                 of Participation (Orange County, California), 0.000%, 4/01/24

        5,000   City of West Hollywood Public Facilities Corporation, Los Angeles           2/08 at 102           AAA      4,900,700
                 County, California, 1998 Refunding Certificates of Participation
                 5.000%, 2/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 10.6%

        5,000   Alameda Corridor Transportation Authority, California, Senior Lien         10/09 at 101           AAA      4,883,750
                 Revenue Bonds, Series 1999A, 5.000%, 10/01/29

        3,275   California Statewide Communities Development Authority, Special            10/07 at 102          Baa3      3,023,218
                 Facilities Lease Revenue Bonds, 1997 Series A, United Airlines Lease,
                 5.700%, 10/01/33 (Alternative Minimum Tax)

        8,300   Foothill/Eastern Transportation Corridor Agency, California, Toll Road      1/10 at 100           AAA      8,010,745
                 Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        7,500   Harbor Department of the City of Los Angeles, Revenue Bonds, Issue          8/06 at 101           AAA      8,019,450
                 of 1996, 6.200%, 8/01/25 (Alternative Minimum Tax)

        8,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,                  5/10 at 100           AAA      8,433,600
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        3,450   Airport Commission, City and County of San Francisco, California,           5/04 at 102           AAA      3,740,007
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)

       20,000   Airport Commission, City and County of San Francisco, California,           5/10 at 101           AAA     21,135,400
                 San Francisco International Airport,  Second Series Revenue Bonds,
                 Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 20.6%

        5,285   Brea Public Financing Authority (Orange County, California),                8/01 at 102           AAA      5,471,878
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 6.750%, 8/01/22 (Pre-refunded to 8/01/01)

        5,000   California Health Facilities Financing Authority, Insured Health Facility   8/01 at 102        N/R***      5,180,500
                 Revenue Bonds (The H.E.L.P.  Group), 1991 Series A, 7.000%, 8/01/21
                 (Pre-refunded to 8/01/01)

        3,000   California Pollution Control Financing Authority, Solid Waste Revenue       7/02 at 102           Aaa      3,393,600
                 Bonds (North County Recycling Center), 1991 Series A, 6.750%, 7/01/17

        3,310   State Public Works Board of the State of California, Lease Revenue          9/01 at 102           Aaa      3,445,214
                 Bonds (California Community Colleges), 1991 Series A, 7.250%, 9/01/05
                 (Pre-refunded to 9/01/01)

        2,000   State Public Works Board of the State of California, Lease Revenue          9/05 at 100        AA-***      2,203,780
                 Bonds (The Trustees of the California State University),
                 1995 Series A (Various California State University Projects),
                 6.000%, 9/01/15 (Pre-refunded to 9/01/05)

        3,000   California Statewide Communities Development Authority,                     4/03 at 102        N/R***      3,207,900
                 Certificates of Participation, Series A, Pacific Homes, 6.000%, 4/01/17
                 (Pre-refunded to 4/01/03)

        2,110   County of Contra Costa, California, 1989 Home Mortgage Revenue Bonds       No Opt. Call           AAA      2,542,149
                 (GNMA Mortgage-Backed Securities Program), 7.700%, 11/01/09
                 (Alternative Minimum Tax)

        7,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,    12/01 at 102           AAA      7,311,850
                 California), Water System Subordinated Revenue Bonds, Series 1991,
                 6.375%, 6/01/12 (Pre-refunded to 12/01/01)

        5,515   City of Inglewood, California, Certificates of Participation (1991          8/01 at 102       BBB-***      5,712,878
                 Civic Center Improvement Project), 7.000%, 8/01/11
                 (Pre-refunded to 8/01/01)

        2,695   The City of Los Angeles, Insured Certificates of Participation, Ararat      6/01 at 102        N/R***      2,775,634
                 Home of Los Angeles, 7.250%, 6/01/21 (Pre-refunded to 6/01/01)

       10,000   Los Angeles County Public Works Finance Authority, Revenue Bonds,          10/04 at 102         AA***     11,029,200
                 Series 1994A (Los Angeles County Regional Park and Open Space
                 District), 6.000%, 10/01/15 (Pre-refunded to 10/01/04)



                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$       1,705   City of Palm Springs Financing Authority, Tax Allocation Revenue            8/05 at 100        N/R***  $   1,930,674
                 Bonds, 1991 Series B (Agency Loans), 6.800%, 8/01/11
                 (Pre-refunded to 8/01/05)

        5,000   Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds,  10/10 at 101           AAA      5,201,300
                 2000 Series A, 5.500%, 10/01/32

       19,000   Sacramento City Financing Authority, 1991 Revenue Bonds,                   11/01 at 102           Aaa     19,848,350
                 6.800%, 11/01/20 (Pre-refunded to 11/01/01)

        6,510   Santa Clarita Public Financing Authority, Local Agency Revenue Bonds,      10/01 at 102         A-***      6,786,675
                 Series 1991, 7.000%, 10/01/20 (Pre-refunded to 10/01/01)

        6,500   Tri-City Hospital District (Oceanside, California), Insured Revenue Bonds,  2/02 at 102           AAA      6,883,565
                 Series 1991, 7.500%, 2/01/17 (Pre-refunded to 2/01/02)

       10,000   Tustin Community Redevelopment Agency, Town Center Area                    12/01 at 102           AAA     10,476,900
                 Redevelopment Project, Subordinate Tax Allocation Bonds,
                 Series 1991, 6.800%, 12/01/16 (Pre-refunded to 12/01/01)

        3,300   The Regents of the University of California, Refunding Revenue Bonds        9/02 at 102           AAA      3,545,190
                 (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)

        3,000   Westminster Redevelopment Agency, Westminster Commercial                    8/01 at 102           AAA      3,112,830
                 Redevelopment Project No. 1, 1991 Tax Allocation Bonds, Series A
                 (Orange County, California), 7.300%, 8/01/21 (Pre-refunded to 8/01/01)

        1,390   Yosemite Community College District, Certificates of Participation,         7/01 at 102        N/R***      1,434,438
                 7.750%, 7/01/11 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.5%

       10,350   California Pollution Control Financing Authority, Pollution Control        No Opt. Call           AA-     11,119,212
                 Revenue Bonds (San Diego Gas and Electric Company),
                 1991 Series A, 6.800%, 6/01/15 (Alternative Minimum Tax)

        9,550   California Pollution Control Financing Authority, Pollution Control        12/01 at 102           N/R      8,547,632
                 Revenue Bonds (Southern California  Edison Company), 1991 Series,
                 6.900%, 12/01/17 (Alternative Minimum Tax)

       10,000   Merced Irrigation District, California, 2001 Electric System Refunding      9/05 at 102           N/R      9,898,600
                 Revenue Bonds, Electric System Project, 6.850%, 9/01/36


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.0%

       14,800   The City of Los Angeles, California, Wastewater System Revenue Bonds,       6/08 at 101           AAA     14,443,762
                 Series 1998-A, 5.000%, 6/01/28

                The Metropolitan Water District of Southern California, Water
                Revenue Bonds, 1997 Authorization, Series A:
        9,000    5.000%, 7/01/30                                                            1/08 at 101           AAA      8,789,580
        4,000    5.000%, 7/01/37                                                            1/08 at 101            AA      3,855,800
------------------------------------------------------------------------------------------------------------------------------------
$     577,840   Total Investments (cost $508,936,384) - 98.9%                                                            533,807,906
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       5,952,824
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 539,760,730
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.




                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 5.4%

$       8,975   California Educational Facilities Authority, Revenue Bonds (University of  11/10 at 100           Aaa  $   9,545,810
                 the Pacific), Series 2000, 5.750%, 11/01/30

        4,000   State Public Works Board of the State of California, Lease Revenue          3/06 at 102           AAA      4,188,360
                 Refunding Bonds (California Community Colleges), 1996 Series B
                 (Various Community College Projects), 5.625%, 3/01/19

        1,000   California Statewide Communities Development Authority, Auxiliary           4/06 at 101           AAA      1,060,740
                 Organization Revenue Certificates of Participation (The University
                 Corporation - California State University, Northridge), Series 1996,
                 6.000%, 4/01/26

        3,500   The Regents of the University of California, 1993 Refunding Certificates   11/03 at 102           Aa2      3,563,105
                 of Participation (UCLA Central Chiller/Cogeneration Facility),
                 5.600%, 11/01/20

       10,000   The Regents of the University of California, Multiple Purpose Project       9/08 at 101            AA     10,145,400
                 Revenue Bonds, Series K, 5.300%, 9/01/30


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 10.0%

                California Health Facilities Financing Authority, Revenue Bonds (Cedars
                Sinai Medical Center), Series 1999A:
       10,400    6.125%, 12/01/30                                                          12/09 at 101            A2     10,969,088
       15,000    6.250%, 12/01/34                                                          12/09 at 101            A2     15,962,850

        4,000   California Health Facilities Financing Authority, Insured Health Facility   5/03 at 102            AA      4,175,360
                 Revenue Refunding Bonds (Valley Memorial Hospital), Series 1993A,
                 6.000%, 5/01/17

                California Statewide Communities Development Authority, Hospital
                Revenue Certificates of Participation (Cedars-Sinai Medical
                Center), Series 1992:
        1,250    6.500%, 8/01/12                                                           No Opt. Call            A2      1,414,438
       14,000    6.500%, 8/01/15                                                            8/02 at 102            A2     14,859,040

        3,110   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda         12/03 at 102           N/R      2,812,684
                 University Medical Center Project), Series 1993-A, 6.500%, 12/01/18

        2,465   City of Sacramento, Insured Health Facility Revenue Bonds (CARES),          7/07 at 102            AA      2,478,853
                 1998 Series A, 5.300%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.1%

        5,250   California Housing Finance Agency, Multi-Unit Rental Housing Revenue        8/02 at 102           Aa3      5,453,175
                 Bonds, Series 1992B-II, 6.700%, 8/01/15

        1,000   California Statewide Communities Development Authority, Apartment           7/08 at 101           BBB      1,014,620
                 Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, LP), Series 1998A, 5.100%, 5/15/25 (Mandatory
                 put 5/15/10)

        3,040   County of Riverside (California), Mobile Home Park Revenue Bonds            3/09 at 102           N/R      2,838,418
                 (Bravo Mobile Home Park Project), Series 1999B, 5.900%, 3/20/29

        1,860   City of Stanton, Multifamily Housing Revenue Bonds (Continental             8/07 at 102           AAA      1,933,861
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29 (Alternative
                 Minimum Tax) (Mandatory put 8/01/09)

        8,000   City of Vista, Multifamily Housing Revenue Refunding Bonds (Vista           4/02 at 102           AAA      8,286,240
                 Hacienda Project), 1992 Series A, 6.950%, 4/01/17

                Housing Authority of the County of Yolo, 1992 Refunding Revenue
                Bonds, Series A (Russell Park Apartments):
        1,000    6.900%, 11/01/08                                                           5/02 at 103           Aa2      1,041,190
        1,030    7.000%, 11/01/14                                                           5/02 at 103           Aa2      1,075,753


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.5%

       34,250   California Housing Finance Agency, Home Mortgage Revenue Bonds,        8/09 at 40 15/32           AAA      8,461,805
                 Series 1999L, 0.000%, 8/01/24

       45,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,         8/10 at 27 3/16           AAA      7,027,650
                 2000 Series T, 0.000%, 2/01/32 (Alternative Minimum Tax)

        2,690   County of Riverside, California, Single Family Mortgage Revenue Bonds      11/01 at 100           AAA      2,850,566
                 (GNMA Mortgage-Backed Securities Program), Issue B of 1989,
                 7.600%, 11/01/19 (Alternative Minimum Tax)



                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General - 11.4%

$      10,000   State of California, Various Purpose General Obligation Bonds,             No Opt. Call            AA  $  11,419,200
                 6.400%, 9/01/07

       14,000   State of California, General Obligation Bonds, 4.750%, 2/01/29              2/09 at 101           AAA     13,008,800

       13,665   State of California, General Obligation Veterans Welfare Bonds,            12/03 at 102            AA     13,725,399
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

       11,000   State of California, Various Purpose General Obligation Bonds,
                 4.750%, 4/01/29                                                            4/09 at 101            AA     10,205,360

        9,500   State of California, General Obligation Veterans Bonds, Series BJ
                 11/12, 5.700%, 12/01/32                                                   12/06 at 102            AA      9,645,540

        2,000   Los Angeles Unified School District, California, General Obligation Bonds,  7/10 at 100           AAA      2,051,540
                 Election of 1997,  Series 2000D, 5.375%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.2%

        1,200   City of Coalinga, California, Certificates of Participation (1989           4/01 at 101            A-      1,215,204
                 Coalinga Return to Custody Facility), 7.000%, 4/01/10

                Community Development Commission of the City of Commerce, Merged
                Redevelopment Project, Tax Allocation Refunding Bonds, Series
                1998A:
        1,000    5.650%, 8/01/18                                                            8/08 at 102           N/R        995,020
        2,765    5.700%, 8/01/28                                                            8/08 at 102           N/R      2,714,096

        2,100   Cudahy Redevelopment Agency, Cudahy Redevelopment Project,                  9/03 at 102           BBB      2,181,354
                 Tax Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

        5,000   Culver City Redevelopment Financing Authority, 1993 Tax Allocation         11/03 at 102           AAA      4,682,600
                 Refunding Revenue Bonds, 4.600%, 11/01/20

        1,360   Foothill-De Anza Community College District (County of Santa Clara,         9/01 at 102            A-      1,465,386
                 California), Certificates of Participation (1992 De Anza Campus Center
                 Project), 7.350%, 3/01/07

        2,725   City of Fresno, California, Certificates of Participation (1992 Street     12/02 at 100            A1      2,833,101
                 Improvement Project), 6.625%, 12/01/11

        4,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds,              No Opt. Call           AAA      4,559,720
                 1996 Series B (Landfill Improvement Financing Project),
                 6.250%, 8/01/11 (Alternative Minimum Tax)

        2,300   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile              3/08 at 102           N/R      2,162,460
                 Home Park Project), Series 1998A (California), 5.700%, 3/01/18

        8,000   Los Angeles County Metropolitan Transportation Authority, California,       7/10 at 101           AAA      8,111,040
                 Proposition C Sales Tax Revenue Bonds, Second Senior Lien Bonds,
                 Series 2000A, 5.250%, 7/01/25

        2,500   Western Nevada County Solid Waste Management System,                        6/01 at 102            BB      2,504,325
                 California, Certificates of Participation, 1991 Project, 7.500%, 6/01/21

        2,615   Oceanside Mobile Home Park Financing Authority (California), Mobile         3/08 at 102           N/R      2,465,657
                 Home Park Revenue Bonds (Laguna Vista Mobile Estates Acquisition
                 Project), Series 1998, 5.800%, 3/01/28

       15,300   Ontario Redevelopment Financing Authority (San Bernardino County,          No Opt. Call           AAA     20,463,444
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

        3,400   Orange County Development Agency, Santa Ana Heights Project Area,           9/03 at 102           BBB      3,458,752
                  1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

        3,000   Orange County Local Transportation Authority (California),                 No Opt. Call           AA+      3,346,650
                 Measure M Sales Tax Revenue Bonds (Limited Tax Bonds), 6.000%, 2/15/07

        5,200   County of Orange, California, 1996 Recovery Certificates of                 7/06 at 102           AAA      5,636,696
                 Participation, Series A, 6.000%, 7/01/26

        4,325   Puerto Rico Highway and Transportation Authority, Highway Revenue           7/16 at 100           AAA      4,265,358
                 Bonds, Series Y of 1996, 5.000%, 7/01/36

        2,400   Puerto Rico Highway and Transportation Authority, Transportation            7/08 at 101             A      2,296,392
                 Revenue Bonds, Series A, 5.000%, 7/01/38

        5,000   Convention Center Expansion Financing Authority, City of San Diego,        10/08 at 101           AAA      4,668,600
                 California, Lease Revenue Bonds, Series 1998A, 4.750%, 4/01/28

        2,000   San Jose Unified School District (Santa Clara County, California),          6/07 at 101           AAA      2,103,240
                 Certificates of Participation, 5.750%, 6/01/24

        3,000   City of Santa Barbara, California, Certificates of Participation           10/02 at 102             A      3,178,110
                  (Harbor Refunding Project), 6.750%, 10/01/27

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.3%

$      20,000   Airport Commission, City and County of San Francisco, California,           5/10 at 101           AAA  $  21,135,400
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax)

        5,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding      No Opt. Call           AAA      1,297,850
                 Revenue Bonds, Series 1997A, 0.000%, 1/15/26


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 31.7%

                Alameda County Public Facilities Corporation, Certificates of
                Participation (1992 Capital Projects):
        7,865    6.750%, 6/01/16 (Pre-refunded to 6/01/02)                                  6/02 at 102         A2***      8,364,192
       10,000    6.000%, 6/01/22 (Pre-refunded to 6/01/02)                                  6/02 at 102         A2***     10,542,900

        3,000   California Educational Facilities Authority, Revenue Bonds (Santa           2/02 at 102         A1***      3,143,400
                  Clara University), Series 1991, 6.250%, 2/01/16
                  (Pre-refunded to 2/01/02)

                California Educational Facilities Authority, Revenue Bonds (University
                of San Diego), Series 1992:
        1,965    6.500%, 10/01/08 (Pre-refunded to 10/01/02)                               10/02 at 102          A***      2,104,220
        5,000    6.500%, 10/01/22 (Pre-refunded to 10/01/02)                               10/02 at 102          A***

        4,000   California Health Facilities Financing Authority, Insured Revenue Bonds     6/01 at 102        N/R***      4,116,000
                 (Southern California Presbyterian Homes), Series 1991,
                 6.750%, 6/01/21 (Pre-refunded to 6/01/01)

        8,000   California Pollution Control Financing Authority, Solid Waste Revenue       7/02 at 102           Aaa      9,049,600
                 Bonds (North County Recycling Center), 1991 Series A, 6.750%, 7/01/17

        2,000   State Public Works Board of California, Lease Revenue Bonds,                9/01 at 102           Aaa      2,074,280
                 Department of Corrections, 1991 Series A, Calipatria State Prison
                 in Imperial County, 6.500%, 9/01/11 (Pre-refunded to 9/01/01)

       10,050   State Public Works Board of California, Lease Revenue Bonds (The           10/02 at 102           AAA     10,799,529
                 Trustees of the California State University), 1992 Series A (Various
                 California State University Projects), 6.700%, 10/01/17
                 (Pre-refunded to 10/01/02)

                State Public Works Board of California, Lease Revenue Bonds
                (Department of Corrections), 1994 Series A (California State
                Prison - Monterey County (Soledad II)):
        6,950    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                               11/04 at 102           Aaa      7,892,351
        7,625    11/01/19 (Pre-refunded to 11/01/04)                                       11/04 at 102           Aaa      8,687,239

        2,070   California Statewide Communities Development Authority (Triad              No Opt. Call        N/R***      2,256,486
                 Healthcare), Revenue Refunding Series 1992, Certificates of
                 Participation, 6.250%, 8/01/06

        2,000   Coachella Valley Water District, Improvement District No. 71 (Storm        10/02 at 102          A***      2,148,740
                 Water District) (Riverside, Imperial and San Diego Counties, California),
                 1992 Certificates of Participation (Flood Control Project),
                 6.750%, 10/01/12 (Pre-refunded to 10/01/02)

       12,805   County of Contra Costa, California, 1988 Home Mortgage Revenue             No Opt. Call           AAA     17,333,104
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

       10,000   Fontana Redevelopment Agency, Jurupa Hills Redevelopment                   10/02 at 102       BBB+***     10,796,000
                 Project Area (County of San Bernardino, California), Refunding Tax
                 Allocation Bonds, 1992 Series A, 7.100%, 10/01/23 (Pre-refunded to 10/01/02)

        8,000   Lancaster School District, Certificates of Participation (1992 Refunding    3/02 at 105           AAA      8,696,160
                 Project), 7.000%, 3/01/22 (Pre-refunded to 3/01/02)

        5,435   Community Redevelopment Financing Authority of the Community                9/02 at 102        N/R***      5,790,286
                 Redevelopment Agency of Los Angeles, California, Pooled Financing
                 Bonds, Series A (Bunker Hill, Los Angeles Harbor Industrial Center and
                 Monterey Hills Redevelopment Projects), Series A, 6.375%, 9/01/14
                 (Pre-refunded to 9/01/02)

       10,000   County of Orange, California, Certificates of Participation (Civic          8/01 at 102           AAA     10,351,500
                 Center Expansion Project),  .700%, 8/01/18 (Pre-refunded to 8/01/01)

        5,000   Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds,  10/10 at 101           AAA      5,201,300
                 2000 Series A, 5.500%, 10/01/32

       13,525   County of San Bernardino, California, Single Family Mortgage Revenue       No Opt. Call           AAA     17,112,506
                 Bonds (GNMA Mortgage-Backed Securities), 1989 Series A,
                 7.750%, 11/01/14 (Alternative Minimum Tax)

        4,300   Sierra View Local Hospital District, Insured Health Facility Revenue        3/02 at 102        N/R***      4,521,493
                 Bonds, Series 1992, 6.400%, 3/01/22 (Pre-refunded to 3/01/02)

        1,735   City of Torrance (California), Hospital Revenue Bonds (Little Company       7/02 at 102          A***      1,847,341
                 of Mary Hospital Project), Series 1992, 6.875%, 7/01/15 (Pre-refunded to 7/01/02)

        3,025   Tulare Local Hospital District, Insured Health Facility Revenue Bonds,     12/01 at 102        N/R***      3,165,602
                 Series 1991A, 6.750%, 12/01/21 (Pre-refunded to 12/01/01)

        6,185   The Regents of the University of California, Refunding Revenue Bonds        9/02 at 102           AAA      6,644,546
                 (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)



                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Utilities - 5.4%
$      10,000   California Pollution Control Financing Authority, Pollution Control        12/01 at 102           N/R  $   8,950,400
                 Revenue Bonds (Southern California  Edison Company), 1991 Series,
                 6.900%, 12/01/17 (Alternative Minimum Tax)

        5,000   California Pollution Control Financing Authority, Pollution Control         6/02 at 102            B3      4,634,050
                 Revenue Bonds (Pacific Gas and Electric Company), 1992 Series A,
                 6.625%, 6/01/09 (Alternative Minimum Tax)+

        3,805   City of Lodi, California, Electric System Revenue Certificates of           1/09 at 101           AAA      3,938,479
                 Participation, 1999 Series A, Installment Purchase Contract with the
                 Lodi Public Improvement Corporation, 5.500%, 1/15/24

        4,515   City of Redlands, Certificates of Participation (1993 Refunding of          3/01 at 100           AAA      4,528,410
                 1986 and 1987 Projects), 6.800%, 3/01/07

        5,500   Southern California Public Power Authority, Multiple Project Revenue       No Opt. Call             A      6,566,725
                 Bonds, 1989 Series,  6.750%, 7/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 7.0%

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of
                1993:
        4,060    4.500%, 5/15/13                                                            5/03 at 102            AA      4,071,327
        8,400    4.500%, 5/15/30                                                            5/03 at 102           AAA      7,457,688

        7,000   The City of Los Angeles, California, Wastewater System Revenue Bonds,       6/08 at 101           AAA      6,831,510
                 Series 1998-A, 5.000%, 6/01/28

        8,000   Los Angeles County Sanitation Districts Financing Authority, Capital       10/03 at 100            AA      7,835,280
                 Projects Revenue Bonds, 1993 Series A (Senior Ad Valorem Obligation
                 Bonds), 5.000%, 10/01/23

        2,000   The Metropolitan Water District of Southern California, Water               7/06 at 100           AAA      1,913,120
                 Revenue Refunding Bonds, 1996  Series B, 4.750%, 7/01/21

        5,210   The Metropolitan Water District of Southern California, Water Revenue       7/11 at 101            AA      5,570,532
                 Refunding Bonds, Series 2001A, 5.250%, 7/01/14 (WI, settling 3/01/01)

        1,000   City of Norco, Refunding Certificates of Participation, Series 1998        10/08 at 102           AAA        992,650
                 (Sewer System and Water System Improvement Project),
                 5.125%, 10/01/28

        2,000   City of Santa Barbara, California, Certificates of Participation            4/02 at 102           AAA      2,106,720
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     562,200   Total Investments (cost $484,225,878) - 99.0%                                                            522,345,216
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       5,185,254
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 527,530,470
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    +    On April 6, 2001, the Pacific Gas & Electric Company
                         (PG&E) filed for bankruptcy protection. The utility has stated that it intends to pay interest on its senior bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by the bankruptcy court decisions.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.



                            Nuveen California Dividend Advantage Municipal Fund (NAC)

                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Consumer Staples - 1.0%

$       5,000   California Statewide Communities Development Authority, Certificates       11/09 at 102           N/R  $   5,200,850
                 of Participation, Pride Industries and Pride One, Inc., 7.250%, 11/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.2%

        6,000   The Regents of the University of California, Multiple Purpose Project       9/08 at 101            AA      6,328,440
                 Revenue Bonds, Series K, 5.000%, 9/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 12.5%

        8,400   California Health Facilities Financing Authority, Kaiser Permanente        10/08 at 101             A      8,446,704
                 Revenue Bonds, Series 1998B, 5.250%, 10/01/14 (Optional put 10/01/08)

       15,000   California Health Facilities Financing Authority, Revenue Bonds            12/09 at 101            A2     15,820,800
                  (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

       18,755   California Health Facilities Financing Authority, Revenue Bonds            11/08 at 101           AAA     18,165,905
                 (USCF - Stanford Health Care), 1998 Series A, 5.000%, 11/15/28

        8,000   Central California Joint Powers Health Financing Authority, Certificates    2/10 at 101            A-      8,255,200
                 of Participation, Community  Hospitals of Central California Obligated
                 Group Project, Series 2000, 6.000%, 2/01/30

       10,500   City of Duarte, California, Certificates of Participation, City of Hope     4/09 at 101           BBB      9,508,275
                 National Medical Center, Series 1999A, 5.250%, 4/01/31

        4,000   City of Upland, California, Certificates of Participation, 1993 Series,     1/04 at 102             A      4,093,160
                 San Antonio Community Hospital, 5.250%, 1/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 9.7%

       15,000   California Statewide Communities Development Authority, Apartment           7/08 at 101           BBB     15,089,550
                 Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, LP), Series 1998A, 4.900%, 5/15/25 (Mandatory put 5/15/08)

        4,810   California Statewide Communities Development Authority, Multifamily         7/09 at 102           N/R      4,565,604
                 Housing Revenue Bonds (Cherry Tree Village Apartments Project),
                 Series 1999, 6.500%, 7/01/34

       10,000   California Statewide Communities Development Authority, Multifamily        No Opt. Call          BBB+     10,247,200
                 Housing Refunding Bonds (Archstone Pelican Point Apartments),
                 Issue 1999H Archstone Communities Trust, 5.300%, 6/01/29
                 (Mandatory put 6/01/08)

        5,000   County of Contra Costa (California), Multifamily Housing Revenue            6/09 at 102           N/R      4,777,750
                 Bonds (Delta View Apartments), Series 1999C, 6.750%, 12/01/30
                 (Alternative Minimum Tax)

       15,000   Housing Authority of the County of San Bernardino (California),            No Opt. Call            A3     15,170,100
                 Multifamily Housing Revenue Refunding Bonds (Equity
                 Residential/Redlands Lawn and Tennis Apartments), Issue 1999A,
                 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.8%

       42,155   California Housing Finance Agency, Single Family Mortgage Bonds II,      2/09 at 31 1/8           AAA      8,023,361
                 1999 Series D2, 0.000%, 2/01/29 (Alternative Minimum Tax)

       11,500   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/09 at 101 1/2           AAA     11,341,760
                 Series 1998E, 5.250%, 2/01/33 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.6%

        8,500   Riverside County Public Financing Authority (California), Certificates      5/09 at 101          BBB-      7,984,220
                 of Participation, Air Force Village West, Inc., 5.800%, 5/15/29



                            Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General - 7.1%

$       9,000   State of California, Various Purpose General Obligation Bonds,              4/09 at 101            AA  $   8,349,840
                 4.750%, 4/01/29

       18,500   Los Angeles Unified School District, California, General Obligation Bonds,  7/09 at 101           AAA     18,750,860
                 Election of 1997, Series 1999C, 5.250%, 7/01/24

        3,600   Los Angeles Unified School District, California, General Obligation         7/10 at 100           AAA      3,944,700
                 Bonds, Election of 1997, Series 2000D, 5.625%, 7/01/14

        5,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 2000               7/10 at 100           AAA      5,474,050
                 (General Obligation Bonds), 5.750%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 20.7%

        8,665   Bonita Canyon Public Facilities Financing Authority (California),           3/01 at 103           N/R      7,950,744
                 Community Facilities District No. 98-1 Special Tax Bonds, Series 1998,
                 5.375%, 9/01/28

       13,290   Community Facilities District No. 1, Mira Loma Area of Jurupa (California), 9/08 at 102           AAA     12,535,527
                 1998 Special Tax Bonds, 4.750%, 9/01/24 (Optional put 9/01/10)

        5,500   County of Los Angeles, Certificates of Participation (1998 Disney           9/08 at 101           AAA      5,200,525
                 Parking Refunding Project), 4.750%, 3/01/23

       15,000   Los Angeles County Metropolitan Transportation Authority (California),      7/08 at 101           AAA     14,770,800
                 Proposition C Sales Tax Revenue Refunding Bonds, Second Senior Bonds,
                 Series 1998-A, 5.000%, 7/01/23

       14,160   Oakland State Building Authority, Lease Revenue Bonds (Elihu M. Harris      4/08 at 101           AAA     13,982,150
                 State Office Building), 1998 Series A, 5.000%, 4/01/23

        4,000   Orange County Local Transportation Authority, California,                  No Opt. Call           AAA      4,448,960
                 Measure M Sales Tax Revenue Refunding Bonds, Limited Tax Bonds,
                 Second Senior Bonds, Series 1997A, 5.700%, 2/15/08

        7,500   Poway Redevelopment Agency, Paguay Redevelopment Project,                  12/10 at 102           AAA      8,020,275
                 Tax Allocation Refunding Bonds, Series 2000, 5.750%, 6/15/33

       13,540   Riverside County Public Financing Authority (California), Reassessment     No Opt. Call           N/R     14,211,719
                 Revenue Bonds, Rancho Village Project/AD No. 159, 1999 Series B
                 (Junior Lien Bonds), 6.000%, 9/02/07

       25,060   Redevelopment Agency of the City of San Jose (California), Merged           8/08 at 102             A     24,785,092
                 Area Redevelopment Project, Tax Allocation Bonds, Series 1998,
                 5.250%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 14.6%

       21,150   Foothill/Eastern Transportation Corridor Agency, California, Toll Road      1/10 at 101          BBB-     21,156,980
                 Refunding Revenue Bonds, Series 1999, 5.750%, 1/15/40

       23,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,                  5/10 at 100           AAA     24,246,600
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   Airport Commission, City and County of San Francisco, California,           5/06 at 101           AAA      5,130,250
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 13B, 5.625%, 5/01/21 (Alternative Minimum Tax)

       23,275   Airport Commission, City and County of San Francisco, California,           5/10 at 101           AAA     24,596,322
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.8%

       10,000   Merced Irrigation District, California, 2001 Electric System Refunding      9/05 at 102           N/R      9,796,300
                 Revenue Bonds, Electric System Project, 6.750%, 9/01/31

       20,500   Northern California Power Agency, Hydroelectric Project Number              7/08 at 101           AAA     20,525,625
                 One Revenue Bonds, 1998 Refunding Series A, 5.200%, 7/01/32

       10,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/08 at 101 1/2            A-     10,147,095
                 Series DD, 5.000%, 7/01/28

       15,000   Sacramento Municipal Utility District (California), Electric Revenue        7/04 at 101             A     14,837,850
                 Refunding Bonds, 1999 Series M, 5.250%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 16.2%

       12,000   Carmichael Water District (Sacramento County, California),                  9/09 at 102           AAA     11,910,960
                 1999 Water Revenue Certificates of Participation, 5.125%, 9/01/29

        7,200   Castaic Lake Water Agency, California, Revenue Certificates of              8/09 at 101           AAA      7,145,640
                 Participation,  Series 1999A (Water System Improvement Project),
                 5.125%, 8/01/30

        4,985   East Bay Municipal Utility District (Alameda and Contra Costa Counties,     6/08 at 101           AAA      4,660,377
                 California), Wastewater System Subordinated Revenue Bonds,
                 Series 1998, 4.750%, 6/01/28

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$       5,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,     6/08 at 101           AAA  $   4,640,200
                 California), Water System Subordinated Revenue Bonds, Series 1998,
                 4.750%, 6/01/34

       20,000   Department of Water and Power of the City of Los Angeles, California,       7/11 at 100            AA     19,327,800
                 Waterworks Revenue Bonds, Series 2001A Refunding, 5.125%, 7/01/41

       13,425   The Metropolitan Water District of Southern California, Water Revenue       1/08 at 101            AA     12,941,029
                 Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37

       14,000   Orange County Water District (California), Revenue Certificates of          8/09 at 101            AA     14,312,200
                 Participation, Series 1999A, 5.375%, 8/15/29

        8,250   Pico Rivera Water Authority, Revenue Bonds, 2001 Series A,
                 6.250%, 12/01/32                                                          12/11 at 102           N/R      8,193,817
------------------------------------------------------------------------------------------------------------------------------------
$     543,720   Total Investments (cost $495,566,466) - 99.2%                                                            509,013,166
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       4,246,453
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 513,259,619
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of
           NET ASSETS February 28, 2001 (Unaudited)

                                                                      CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                           VALUE PERFORMANCE PLUS       OPPORTUNITY       INVESTMENT
                                                                           (NCA)            (NCP)              (NCO)   QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $250,247,900     $296,464,272      $188,242,617     $313,036,047
Cash                                                                   1,077,237               --           115,828               --
Receivables:
   Interest                                                            3,965,254        4,042,193         2,375,734        4,567,180
   Investments sold                                                       41,048        3,609,250         3,047,628        5,796,570
Other assets                                                              32,537           23,529            13,117            8,210
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   255,363,976      304,139,244       193,794,924      323,408,007
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                --        3,263,474                --        2,741,452
Payable for investments purchased                                             --               --         3,000,000        3,282,793
Accrued expenses:
   Management fees                                                       118,157          147,725            94,338          155,356
   Other                                                                 126,966          132,119           103,669          159,338
Preferred share dividends payable                                            N/A           26,059            29,474           32,413
Common share dividends payable                                         1,084,527          958,007           611,061        1,030,819
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,329,650        4,527,384         3,838,542        7,402,171
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $254,034,326     $299,611,860      $189,956,382     $316,005,836
====================================================================================================================================
Preferred shares, at liquidation value                                       N/A     $106,000,000      $ 68,000,000     $112,000,000
====================================================================================================================================
Preferred shares outstanding                                                 N/A            4,240             2,720            4,480
====================================================================================================================================
Common shares outstanding                                             25,222,660       12,860,150         8,094,287       13,475,458
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)                        $   10.07        $   15.06        $   15.07      $      15.14
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                                                                       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                                   SELECT QUALITY    QUALITY INCOME         DIVIDEND
                                                                                            (NVC)             (NUC)  ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                 $533,807,906      $522,345,216     $509,013,166
Cash                                                                                      722,931           305,987               --
Receivables:
   Interest                                                                             7,547,347         8,739,487        6,565,266
   Investments sold                                                                            --         3,874,024       14,871,483
Other assets                                                                               13,363            11,080           86,655
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    542,091,547       535,275,794      530,536,570
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                --                --        15,302,114
Payable for investments purchased                                                             --          5,609,894               --
Accrued expenses:
   Management fees                                                                        262,324           256,699          131,735
   Other                                                                                  254,854            91,568          211,616
Preferred share dividends payable                                                          71,080            76,544           63,270
Common share dividends payable                                                          1,742,559         1,710,619        1,568,216
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 2,330,817         7,745,324       17,276,951
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                           $539,760,730      $527,530,470     $513,259,619
====================================================================================================================================
Preferred shares, at liquidation value                                               $192,000,000      $185,000,000     $175,000,000
====================================================================================================================================
Preferred shares outstanding                                                                7,680             7,400            7,000
====================================================================================================================================
Common shares outstanding                                                              22,929,044        21,791,968       23,406,348
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)                                       $     15.17       $     15.72     $      14.45
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Six Months Ended February 28, 2001 (Unaudited)
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                          VALUE PERFORMANCE PLUS       OPPORTUNITY       INVESTMENT
                                                                          (NCA)            (NCP)              (NCO)   QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 7,360,692       $8,514,589        $5,470,255      $ 9,150,826
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         737,554          945,356           604,310          993,140
Preferred shares - auction fees                                             N/A          131,411            84,301          138,849
Preferred shares - dividend disbursing agent fees                           N/A           14,876             9,917            9,917
Shareholders' servicing agent fees and expenses                          18,129           10,784             6,618           13,299
Custodian's fees and expenses                                            29,049           40,355            26,441           33,403
Directors'/Trustees' fees and expenses                                    1,059            1,276               816            1,341
Professional fees                                                         6,664           15,710            12,222           14,470
Shareholders' reports - printing and mailing expenses                    27,175           24,927            14,730           22,519
Stock exchange listing fees                                              16,860           12,181             8,078           12,208
Investor relations expense                                               17,839           17,253             7,971           17,771
Other expenses                                                            7,793           10,446             7,607            5,824
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    862,122        1,224,575           783,011        1,262,741
   Custodian fee credit                                                 (11,819)         (19,763)           (7,587)         (15,377)
   Expense reimbursement                                                     --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            850,303        1,204,812           775,424        1,247,364
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,510,389        7,309,777         4,694,831        7,903,462
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions                          426,726        1,319,683           432,249        1,348,380
Change in net unrealized appreciation (depreciation) of investments   5,229,793          865,443         1,372,623        2,986,612
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                             5,656,519        2,185,126         1,804,872        4,334,992
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $12,166,908       $9,494,903        $6,499,703      $12,238,454
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                                                      CALIFORNIA        CALIFORNIA      CALIFORNIA
                                                                                  SELECT QUALITY    QUALITY INCOME        DIVIDEND
                                                                                           (NVC)             (NUC)  ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $15,744,215       $15,316,341      $13,611,865
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,680,363         1,642,832        1,587,721
Preferred shares - auction fees                                                          238,028           229,349          216,952
Preferred shares - dividend disbursing agent fees                                         14,876            14,876            9,917
Shareholders' servicing agent fees and expenses                                           13,892            11,933           11,753
Custodian's fees and expenses                                                             49,728            42,413           45,102
Directors'/Trustees' fees and expenses                                                     2,288             2,230            2,422
Professional fees                                                                         38,167            11,685           15,479
Shareholders' reports - printing and mailing expenses                                     30,486            32,256           26,844
Stock exchange listing fees                                                               16,243            16,100           16,091
Investor relations expense                                                                29,177            28,135           22,612
Other expenses                                                                            15,153            15,205            7,601
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   2,128,401         2,047,014        1,962,494
   Custodian fee credit                                                                  (19,668)          (15,758)         (27,712)
   Expense reimbursement                                                                      --                --         (751,157)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           2,108,733         2,031,256        1,183,625
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 13,635,482        13,285,085       12,428,240
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions                                         3,996,966         1,258,565          101,978
Change in net unrealized appreciation (depreciation) of investments                    2,237,233         5,900,222       14,784,290
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                              6,234,199         7,158,787       14,886,268
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $19,869,681       $20,443,872      $27,314,508
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS (Unaudited)

                                                     CALIFORNIA VALUE (NCA)        CALIFORNIA PERFORMANCE PLUS (NCP)
                                               ---------------------------------  -----------------------------------
                                               SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED
                                                        2/28/01          8/31/00           2/28/01           8/31/00
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $ 6,510,389     $ 12,974,006       $ 7,309,777      $ 15,596,158
Net realized gain (loss) from investment
   transactions                                         426,726       (1,093,977)        1,319,683         1,032,464
Change in net unrealized appreciation
   (depreciation) of investments                      5,229,793        3,867,172           865,443           402,998
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                                        12,166,908       15,747,201         9,494,903        17,031,620
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                               (6,507,446)     (12,787,893)       (5,840,357)      (12,280,577)
   Preferred shareholders                                   N/A              N/A        (1,720,525)       (3,386,224)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                      --           (40,356)         (542,426)               --
   Preferred shareholders                                  N/A               N/A          (154,741)               --
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                     (6,507,446)     (12,828,249)       (8,258,049)      (15,666,801)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                             --               --           417,980         1,264,120
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 5,659,462        2,918,952         1,654,834         2,628,939
Net assets at the beginning of period               248,374,864      245,455,912       297,957,026       295,328,087
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $254,034,326     $248,374,864      $299,611,860      $297,957,026
====================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                   $    415,885     $    412,942      $    170,221      $    421,326
====================================================================================================================


                                                      CALIFORNIA OPPORTUNITY (NCO)
                                                   ----------------------------------
                                                   SIX MONTHS ENDED      YEAR ENDED
                                                           2/28/01         8/31/00
-------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $ 4,694,831    $ 10,072,583
Net realized gain (loss) from investment
   transactions                                              432,249       1,186,788
Change in net unrealized appreciation
   (depreciation) of investments                           1,372,623      (1,807,485)
------------------------------------------------------------------------------------
Net increase in net assets from
   operations                                              6,499,703       9,451,886
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                    (3,734,537)     (7,873,178)
   Preferred shareholders                                   (984,574)     (2,300,126)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                      (755,853)             --
   Preferred shareholders                                   (231,381)             --
------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                          (5,706,345)    (10,173,304)
------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                             368,683         659,878
------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      1,162,041         (61,540)
Net assets at the beginning of period                    188,794,341     188,855,881
------------------------------------------------------------------------------------
Net assets at the end of period                         $189,956,382    $188,794,341
====================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                        $    166,514    $    190,794
====================================================================================

N/A - Fund is not authorized to issue Preferred shares.


                                 See accompanying notes to financial statements.

                                                                CALIFORNIA INVESTMENT QUALITY (NQC)  CALIFORNIA SELECT QUALITY (NVC)
                                                                ----------------------------------- --------------------------------
                                                                 SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED     YEAR ENDED
                                                                         2/28/01            8/31/00          2/28/01        8/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 7,903,462      $ 16,582,796     $ 13,635,482    $ 27,521,341
Net realized gain (loss) from investment
   transactions                                                        1,348,380          (740,539)       3,996,966        (665,965)
Change in net unrealized appreciation
   (depreciation) of investments                                       2,986,612           289,181        2,237,233       3,210,292
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                                                         12,238,454        16,131,438       19,869,681      30,065,668
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (6,177,893)      (12,432,187)     (10,445,232)    (21,443,149)
   Preferred shareholders                                             (1,897,233)       (3,662,289)      (3,281,535)     (6,418,050)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                                        --                --               --              --
   Preferred shareholders                                                     --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (8,075,126)      (16,094,476)     (13,726,767)    (27,861,199)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Net proceeds from Common shares
  issued to shareholders due to
  reinvestment of distributions                                          584,661           860,726          827,229       1,241,683
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  4,747,989           897,688        6,970,143       3,446,152
Net assets at the beginning of period                                311,257,847       310,360,159      532,790,587     529,344,435
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $316,005,836      $311,257,847     $539,760,730    $532,790,587
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                                    $    663,779      $    835,443     $    380,535    $    471,820
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                         CALIFORNIA QUALITY               CALIFORNIA DIVIDEND
                                                                             INCOME (NUC)                    ADVANTAGE (NAC)
                                                                ----------------------------------- --------------------------------
                                                                 SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                                                          2/28/01           8/31/00          2/28/01         8/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 13,285,085      $ 26,701,760     $ 12,428,240    $ 24,941,473
Net realized gain (loss) from investment
   transactions                                                        1,258,565           255,690          101,978      (6,629,216)
Change in net unrealized appreciation
   (depreciation) of investments                                       5,900,222         3,178,277       14,784,290      18,810,097
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                                                         20,443,872        30,135,727       27,314,508      37,122,354
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                               (10,256,985)      (21,040,572)      (9,408,015)    (19,709,931)
   Preferred shareholders                                             (3,211,698)       (6,239,516)      (3,026,685)     (5,976,400)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                                  (182,987)               --               --              --
   Preferred shareholders                                                (55,986)               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                     (13,707,656)      (27,280,088)     (12,434,700)    (25,686,331)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
  issued to shareholders due to
  reinvestment of distributions                                          646,459         1,230,432           53,562         522,953
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  7,382,675         4,086,071       14,933,370      11,958,976
Net assets at the beginning of period                                520,147,795       516,061,724      498,326,249     486,367,273
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $527,530,470      $520,147,795     $513,259,619    $498,326,249
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                                    $     15,588      $    199,186     $   (204,839)   $   (198,379)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
    FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC), Nuveen California Quality Income Municipal Fund, Inc. (NUC) and Nuveen California Dividend Advantage Municipal Fund (NAC).

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2001, California Opportunity (NCO), California Investment Quality
(NQC)and California Quality Income (NUC) had outstanding when-issued purchase commitments of $3,000,000, $3,282,793 and $5,609,894, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
California Value is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                               CALIFORNIA               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                              PERFORMANCE   CALIFORNIA  INVESTMENT       SELECT      QUALITY     DIVIDEND
                                   PLUS    OPPORTUNITY     QUALITY      QUALITY       INCOME    ADVANTAGE
                                    (NCP)        (NCO)       (NQC)        (NVC)        (NUC)        (NAC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                            --           --       3,600           --        1,400           --
   Series T                         1,800           --          --        2,400           --           --
   Series W                           640        2,200         880        1,680        3,000           --
   Series Th                           --           --          --        3,600           --        3,500
   Series F                         1,800          520          --           --        3,000        3,500
---------------------------------------------------------------------------------------------------------
Total                               4,240        2,720       4,480        7,680        7,400        7,000
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended February 28, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.


2. FUND SHARES
Transactions in Common shares were as follows:

                                                                        CALIFORNIA PERFORMANCE
                                           CALIFORNIA VALUE (NCA)              PLUS (NCP)             CALIFORNIA OPPORTUNITY (NCO)
                                       ----------------------------- ----------------------------- ---------------------------------
                                       SIX MONTHS ENDED   YEAR ENDED SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED      YEAR ENDED
                                                2/28/01      8/31/00          2/28/01      8/31/00           2/28/01         8/31/00
------------------------------------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions                     --          --            27,361       84,245            23,724          43,959
====================================================================================================================================
                                                               CALIFORNIA INVESTMENT QUALITY (NQC)   CALIFORNIA SELECT QUALITY (NVC)
                                                               -----------------------------------  --------------------------------
                                                                     SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED      YEAR ENDED
                                                                              2/28/01      8/31/00           2/28/01         8/31/00
------------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                                        38,339       58,788            53,578          84,774
====================================================================================================================================
                                                                                                           CALIFORNIA DIVIDEND
                                                                   CALIFORNIA QUALITY INCOME (NUC)           ADVANTAGE (NAC)
                                                                   -------------------------------  --------------------------------
                                                                     SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED      YEAR ENDED
                                                                              2/28/01      8/31/00           2/28/01         8/31/00
------------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                                        41,020       81,306             3,990          48,242
====================================================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid April 2, 2001, to shareholders of record on March 15, 2001, as follows:

                             CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                CALIFORNIA  PERFORMANCE   CALIFORNIA    INVESTMENT       SELECT      QUALITY     DIVIDEND
                     VALUE         PLUS  OPPORTUNITY       QUALITY      QUALITY       INCOME    ADVANTAGE
                     (NCA)        (NCP)        (NCO)         (NQC)        (NVC)        (NUC)        (NAC)
---------------------------------------------------------------------------------------------------------
Dividend per share  $.0430       $.0745       $.0755        $.0765       $.0760       $.0785       $.0670
=========================================================================================================


Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended February 28, 2001, were as follows:

                                                                      CALIFORNIA                CALIFORNIA
                                                        CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT
                                                             VALUE          PLUS  OPPORTUNITY      QUALITY
                                                              (NCA)         (NCP)        (NCO)        (NQC)
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $ 9,878,583  $67,709,773  $55,210,174  $63,035,931
   Short-term municipal securities                              --   20,000,000   28,753,000    4,300,000
Sales and maturities:
   Long-term municipal securities                       11,498,820   59,575,612   40,608,763   61,126,345
   Short-term municipal securities                              --   22,000,000   35,553,000    4,300,000
=========================================================================================================

                                                                     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                         SELECT      QUALITY     DIVIDEND
                                                                        QUALITY       INCOME    ADVANTAGE
                                                                          (NVC)        (NUC)        (NAC)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $76,250,415  $48,460,814  $60,678,470
   Short-term municipal securities                                    1,200,000    6,800,000           --
Sales and maturities:
   Long-term municipal securities                                    72,581,519   45,734,156   53,502,881
   Short-term municipal securities                                    1,200,000    6,800,000           --
=========================================================================================================


At February 28, 2001, the identified cost of investments owned for federal income tax purposes were as follows:

                             CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                CALIFORNIA  PERFORMANCE   CALIFORNIA    INVESTMENT       SELECT      QUALITY     DIVIDEND
                     VALUE         PLUS  OPPORTUNITY       QUALITY      QUALITY       INCOME    ADVANTAGE
                     (NCA)        (NCP)        (NCO)         (NQC)        (NVC)        (NUC)        (NAC)
---------------------------------------------------------------------------------------------------------
              $233,584,375 $284,013,629 $179,706,397  $298,328,769 $508,936,384 $484,225,878 $500,612,054
=========================================================================================================


At August 31, 2000, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                        CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                          CALIFORNIA    INVESTMENT        SELECT      QUALITY     DIVIDEND
                                               VALUE       QUALITY       QUALITY       INCOME    ADVANTAGE
                                                (NCA)         (NQC)         (NVC)        (NUC)        (NAC)
----------------------------------------------------------------------------------------------------------
Expiration year:
   2007                                   $       --      $     --   $    9,440      $11,949   $    5,670
   2008                                    1,099,559       876,693    1,178,983           --    2,683,584
---------------------------------------------------------------------------------------------------------
Total                                     $1,099,559      $876,693   $1,188,423      $11,949   $2,689,254
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 28, 2001, were as follows:

                                                                     CALIFORNIA                CALIFORNIA
                                                        CALIFORNIA  PERFORMANCE   CALIFORNIA   INVESTMENT
                                                             VALUE         PLUS  OPPORTUNITY      QUALITY
                                                              (NCA)        (NCP)        (NCO)        (NQC)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $18,642,870  $19,290,869  $12,526,338  $17,005,971
   depreciation                                         (1,979,345)  (6,840,226)  (3,990,118)  (2,298,693)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $16,663,525  $12,450,643  $ 8,536,220  $14,707,278
=========================================================================================================

                                                                     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                         SELECT      QUALITY     DIVIDEND
                                                                        QUALITY       INCOME    ADVANTAGE
                                                                          (NVC)        (NUC)        (NAC)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $26,544,774  $40,335,816  $14,870,023
   depreciation                                                      (1,673,252)  (2,216,478)  (6,468,911)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                         $24,871,522  $38,119,338  $ 8,401,112
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding California Value (NCA) and California Dividend Advantage (NAC)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

Under California Value's (NCA) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under California Dividend Advantage's (NAC) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of California Dividend Advantage (NAC) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)


7. COMPOSITION OF NET ASSETS

At February 28, 2001, net assets consisted of:

                                                                       CALIFORNIA                  CALIFORNIA
                                                         CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT
                                                              VALUE          PLUS   OPPORTUNITY       QUALITY
                                                               (NCA)         (NCP)         (NCO)         (NQC)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $        N/A  $106,000,000  $ 68,000,000  $112,000,000
Common shares, $.01 par value per share                     252,227       128,602        80,943       134,755
Paid-in surplus                                         237,375,522   179,729,159   112,740,992   188,028,337
Undistributed (Over-distribution of)
   net investment income                                    415,885       170,221       166,514       663,779
Accumulated net realized gain (loss)
  from investment transactions                             (775,477)    1,133,235       431,713       (94,265)
Net unrealized appreciation of investments               16,766,169    12,450,643     8,536,220    15,273,230
-------------------------------------------------------------------------------------------------------------
Net assets                                             $254,034,326  $299,611,860  $189,956,382  $316,005,836
-------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                               250,000,000   200,000,000   200,000,000   200,000,000
   Preferred                                                    N/A     1,000,000     1,000,000     1,000,000
=============================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.
                                                                     CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                                         SELECT      QUALITY       DIVIDEND
                                                                        QUALITY       INCOME      ADVANTAGE
                                                                           (NVC)        (NUC)          (NAC)
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $192,000,000  $185,000,000  $175,000,000
Common shares, $.01 par value per share                                 229,290       217,920       234,063
Paid-in surplus                                                     319,470,840   303,169,981   332,416,559
Undistributed (Over-distribution of)
  net investment income                                                 380,535        15,588      (204,839)
Accumulated net realized gain (loss)
  from investment transactions                                        2,808,543     1,007,643    (7,632,864)
Net unrealized appreciation of investments                           24,871,522    38,119,338    13,446,700
-----------------------------------------------------------------------------------------------------------
Net assets                                                         $539,760,730  $527,530,470  $513,259,619
-----------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                           200,000,000   200,000,000     Unlimited
   Preferred                                                          1,000,000     1,000,000     Unlimited
===========================================================================================================

         Financial
                 HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:
                                           Investment Operations                               Less Distributions
                                  ------------------------------------  ------------------------------------------------------------
                                                                          From and      From and
                                                                         in Excess     in Excess
                                                                            of Net        of Net
                                                       Net              Investment    Investment     Capital     Capital
                                                 Realized/               Income to     Income to    Gains to    Gains to
                       Beginning         Net    Unrealized                  Common     Preferred      Common   Preferred
                       Net Asset  Investment    Investment                  Share-        Share-      Share-      Share-
                           Value      Income    Gain (Loss)      Total     holders       holders+    holders     holders+      Total
CALIFORNIA VALUE (NCA)
Year Ended 8/31:
2001(a)                   $ 9.85       $ .26        $  .22       $ .48     $  (.26)         $N/A        $ --        $N/A     $ (.26)
2000                        9.73         .51           .12         .63        (.51)          N/A          --         N/A       (.51)
1999                       10.38         .50          (.60)       (.10)       (.50)          N/A        (.05)        N/A       (.55)
1998                       10.09         .53           .34         .87        (.53)          N/A        (.05)        N/A       (.58)
1997                       10.03         .59           .15         .74        (.59)          N/A        (.09)        N/A       (.68)
1996                       10.20         .61          (.10)        .51        (.62)          N/A        (.06)        N/A       (.68)
CALIFORNIA PERFORMANCE
PLUS (NCP)
Year Ended 8/31:
2001(a)                    14.96         .57           .16         .73        (.45)         (.13)       (.04)       (.01)      (.63)
2000                       14.85        1.22           .11        1.33        (.96)         (.26)         --          --      (1.22)
1999                       15.98        1.20         (1.05)        .15       (1.00)         (.20)       (.05)       (.01)     (1.26)
1998                       15.67        1.23           .36        1.59       (1.03)         (.23)       (.02)         --      (1.28)
1997                       15.41        1.27           .26        1.53       (1.03)         (.22)       (.02)         --      (1.27)
1996                       15.45        1.28          (.04)       1.24       (1.03)         (.25)         --          --      (1.28)
CALIFORNIA OPPORTUNITY
(NCO)
Year Ended 8/31:
2001(a)                    14.97         .58           .22         .80        (.46)         (.12)       (.09)       (.03)      (.70)
2000                       15.06        1.25          (.07)       1.18        (.98)         (.29)         --          --      (1.27)
1999                       16.48        1.21         (1.25)       (.04)      (1.01)         (.19)       (.12)       (.03)     (1.35)
1998                       16.04        1.23           .45        1.68       (1.01)         (.22)       (.01)         --      (1.24)
1997                       15.57        1.25           .45        1.70       (1.01)         (.22)         --          --      (1.23)
1996                       15.64        1.25          (.03)       1.22       (1.02)         (.23)       (.03)+++    (.01)+++  (1.29)
CALIFORNIA INVESTMENT
QUALITY (NQC)
Year Ended 8/31:
2001(a)                    14.83         .59           .32         .91        (.46)         (.14)         --          --       (.60)
2000                       14.83        1.24          (.04)       1.20        (.93)         (.27)         --          --      (1.20)
1999                       16.03        1.15         (1.14)        .01        (.95)         (.19)       (.03)       (.01)     (1.18)
1998                       15.70        1.18           .36        1.54        (.99)         (.22)         --          --      (1.21)
1997                       15.37        1.22           .32        1.54        (.99)         (.22)         --          --      (1.21)
1996                       15.37        1.24            --        1.24       (1.02)         (.22)         --          --      (1.24)
CALIFORNIA SELECT
QUALITY (NVC)
Year Ended 8/31:
2001(a)                    14.90         .60           .27         .87        (.46)         (.14)         --          --       (.60)
2000                       14.80        1.21           .11        1.32        (.94)         (.28)         --          --      (1.22)
1999                       16.02        1.15         (1.09)        .06        (.95)         (.18)       (.11)       (.02)     (1.26)
1998                       15.65        1.16           .41        1.57        (.97)         (.21)       (.02)         --      (1.20)
1997                       15.19        1.19           .52        1.71        (.98)         (.20)       (.06)       (.01)     (1.25)
1996                       15.23        1.19           .09        1.28        (.98)         (.21)       (.10)       (.03)     (1.32)

                                                                      Total Returns
                                                                  -------------------
                        Offering
                       Costs and                                                Based
                       Preferred      Ending                       Based           on
                           Share         Net          Ending          on          Net
                    Underwriting       Asset          Market      Market        Asset
                       Discounts       Value           Value       Value**      Value**
CALIFORNIA VALUE (NCA)
Year Ended 8/31:
2001(a)                      $--      $10.07        $ 9.9000        9.22%        4.92%
2000                          --        9.85          9.3125        6.80         6.80
1999                          --        9.73          9.2500        (.43)       (1.13)
1998                          --       10.38          9.8125        2.11         8.90
1997                          --       10.09         10.1875        7.59         7.55
1996                          --       10.03         10.1250       12.52         5.16
CALIFORNIA PERFORMANCE
PLUS (NCP)
Year Ended 8/31:
2001(a)                       --       15.06         15.9800        5.64         4.07
2000                          --       14.96         15.6250       (1.56)        7.68
1999                        (.02)      14.85         16.9375        (.12)        (.66)
1998                          --       15.98         18.0000       10.74         8.93
1997                          --       15.67         17.2500       16.71         8.77
1996                          --       15.41         15.7500       14.04         6.53
CALIFORNIA OPPORTUNITY
(NCO)
Year Ended 8/31:
2001(a)                       --       15.07         16.3600        5.91         4.46
2000                          --       14.97         16.0000        1.14         6.33
1999                        (.03)      15.06         16.8750        2.10        (1.97)
1998                          --       16.48         17.6250       11.99         9.36
1997                          --       16.04         16.6875       11.83         9.79
1996                          --       15.57         15.8750       13.10         6.31
CALIFORNIA INVESTMENT
QUALITY (NQC)
Year Ended 8/31:
2001(a)                       --       15.14         16.2700        7.26         5.26
2000                          --       14.83         15.6250        2.91         6.69
1999                        (.03)      14.83         16.1875        1.67        (1.54)
1998                          --       16.03         16.8750        8.39         8.66
1997                          --       15.70         16.5000       12.32         8.82
1996                          --       15.37         15.6250       11.08         6.72
CALIFORNIA SELECT
QUALITY (NVC)
Year Ended 8/31:
2001(a)                       --       15.17         15.9700        6.10         4.94
2000                          --       14.90         15.5000        2.96         7.47
1999                        (.02)      14.80         16.0625        2.15        (1.20)
1998                          --       16.02         16.7500        8.11         8.93
1997                          --       15.65         16.4375       13.22        10.17
1996                          --       15.19         15.5000       15.73         6.95

                                          Ratios/Supplemental Data
                         ------------------------------------------------------------
                                               Before Credit/Reimbursement
                                  ---------------------------------------------------
                                                Ratio of Net             Ratio of Net
                                    Ratio of      Investment    Ratio of   Investment
                                    Expenses       Income to    Expenses    Income to
                                  to Average      Average to     Average      Average
                          Ending  Net Assets      Net Assets       Total        Total
                             Net  Applicable      Applicable  Net Assets   Net Assets
                          Assets   to Common       to Common   Including    Including
                            (000)     Shares++        Shares++ Preferred++  Preferred++
CALIFORNIA VALUE (NCA)
Year Ended 8/31:
2001(a)                 $254,034         .70%*          5.24%*       N/A%         N/A%
2000                     248,375         .70            5.42         N/A          N/A
1999                     245,456         .69            4.89         N/A          N/A
1998                     261,912         .71            5.19         N/A          N/A
1997                     254,168         .74            5.85         N/A          N/A
1996                     251,948         .77            6.00         N/A          N/A
CALIFORNIA PERFORMANCE
PLUS (NCP)
Year Ended 8/31:
2001(a)                  299,612        1.29*           7.68*        .83*        4.94*
2000                     297,957        1.30            8.48         .82         5.38
1999                     295,328        1.19            7.67         .81         5.22
1998                     292,333        1.18            7.76         .81         5.35
1997                     286,936        1.19            8.17         .81         5.59
1996                     282,104        1.18            8.23         .80         5.62
CALIFORNIA OPPORTUNITY
(NCO)
Year Ended 8/31:
2001(a)                  189,956        1.31*           7.83*        .84*        5.01*
2000                     188,794        1.29            8.62         .82         5.45
1999                     188,856        1.19            7.50         .82         5.18
1998                     186,433        1.17            7.52         .82         5.28
1997                     182,279        1.19            7.85         .82         5.46
1996                     177,862        1.19            7.88         .82         5.47
CALIFORNIA INVESTMENT
QUALITY (NQC)
Year Ended 8/31:
2001(a)                  316,006        1.27*           7.92*        .81*        5.08*
2000                     311,258        1.25            8.65         .79         5.46
1999                     310,360        1.19            7.28         .82         5.01
1998                     303,108        1.15            7.45         .80         5.22
1997                     297,280        1.16            7.82         .80         5.44
1996                     291,423        1.16            7.95         .81         5.51
CALIFORNIA SELECT
QUALITY (NVC)
Year Ended 8/31:
2001(a)                  539,761        1.25*           8.00*        .80*        5.13*
2000                     532,791        1.27            8.39         .80         5.29
1999                     529,344        1.14            7.35         .78         5.05
1998                     512,671        1.11            7.35         .78         5.18
1997                     502,648        1.12            7.68         .78         5.36
1996                     490,214        1.13            7.73         .79         5.38


                                               Ratios/Supplemental Data
                      ----------------------------------------------------------------------     Municipal Auction Rate Cumulative
                                   After Credit/Reimbursement***                                 Preferred Stock at End of Period
                      -----------------------------------------------------                     ------------------------------------
                                 Ratio of Net                  Ratio of Net
                        Ratio of   Investment       Ratio of     Investment
                        Expenses    Income to       Expenses      Income to
                      to Average  Average  to        Average        Average
                      Net Assets   Net Assets          Total          Total                       Aggregate   Liquidation
                      Applicable   Applicable     Net Assets     Net Assets        Portfolio         Amount    and Market      Asset
                       to Common    to Common      Including      Including         Turnover    Outstanding         Value   Coverage
                          Shares++     Shares++    Preferred++    Preferred++           Rate           (000)    Per Share  Per Share
CALIFORNIA VALUE (NCA)
Year Ended 8/31:
2001(a)                      .69%*      5.25%*           N/A%           N/A%               4%          $N/A          $N/A       $N/A
2000                         .69        5.43             N/A            N/A               36            N/A           N/A        N/A
1999                         .69        4.90             N/A            N/A               35            N/A           N/A        N/A
1998                         .71        5.19             N/A            N/A               40            N/A           N/A        N/A
1997                         .74        5.85             N/A            N/A               17            N/A           N/A        N/A
1996                         .77        6.00             N/A            N/A               23            N/A           N/A        N/A
CALIFORNIA PERFORMANCE
PLUS (NCP)
Year Ended 8/31:
2001(a)                     1.27*       7.70*            .82*          4.96*              20        106,000        25,000     70,663
2000                        1.28        8.49             .81           5.39               38        106,000        25,000     70,273
1999                        1.19        7.67             .81           5.22               26        106,000        25,000     69,653
1998                        1.18        7.76             .81           5.35               20         90,000        25,000     81,204
1997                        1.19        8.17             .81           5.59               12         90,000        25,000     79,705
1996                        1.18        8.23             .80           5.62               14         90,000        25,000     78,362
CALIFORNIA OPPORTUNITY
(NCO)
Year Ended 8/31:
2001(a)                     1.30*       7.85*            .83*          5.02*              22         68,000        25,000     69,837
2000                        1.28        8.64             .81           5.46               24         68,000        25,000     69,410
1999                        1.18        7.51             .82           5.18               37         68,000        25,000     69,432
1998                        1.17        7.52             .82           5.28               18         55,000        25,000     84,742
1997                        1.19        7.85             .82           5.46                4         55,000        25,000     82,854
1996                        1.19        7.88             .82           5.47                8         55,000        25,000     80,846
CALIFORNIA INVESTMENT
QUALITY (NQC)
Year Ended 8/31:
2001(a)                     1.25*       7.93*            .80*          5.09*              20        112,000        25,000     70,537
2000                        1.24        8.66             .78           5.47               18        112,000        25,000     69,477
1999                        1.19        7.29             .82           5.01               18        112,000        25,000     69,277
1998                        1.15        7.45             .80           5.22               21         90,000        25,000     84,197
1997                        1.16        7.82             .80           5.44               12         90,000        25,000     82,578
1996                        1.16        7.95             .81           5.51               10         90,000        25,000     80,951
CALIFORNIA SELECT
QUALITY (NVC)
Year Ended 8/31:
2001(a)                     1.24*       8.01*            .79*          5.14*              14        192,000        25,000     70,281
2000                        1.25        8.40             .79           5.30               20        192,000        25,000     69,374
1999                        1.13        7.35             .78           5.06                7        192,000        25,000     68,925
1998                        1.11        7.35             .78           5.18               17        150,000        25,000     85,445
1997                        1.12        7.68             .78           5.36                5        150,000        25,000     83,775
1996                        1.13        7.73             .79           5.38               13        150,000        25,000     81,702




N/A  Fund is not authorized to issue Preferred shares.

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

+++ The amounts shown include distributions in excess of capital gains of $.011 for Common shareholders and $.003 for Preferred shareholders.

(a)  For the six months ended February 28, 2001.

(continued on page 58)

                                 See accompanying notes to financial statements.


   Financial Highlights (Unaudited) (continued)

                                          Investment Operations                              Less Distributions
                                  ------------------------------------  -----------------------------------------------------------
                                                                          From and     From and
                                                                         in Excess    in Excess
                                                                            of Net       of Net
                                                       Net              Investment   Investment    Capital     Capital
                                                 Realized/               Income to    Income to   Gains to    Gains to
                       Beginning         Net    Unrealized                  Common    Preferred     Common   Preferred
                       Net Asset  Investment    Investment                  Share-       Share-     Share-      Share-
                           Value      Income    Gain (Loss)      Total     holders      holders+   holders     holders+      Total
CALIFORNIA QUALITY
INCOME (NUC)
Year Ended 8/31:
2001(b)                   $15.41       $ .61        $  .33       $ .94       $(.47)       $(.15)     $(.01)        $--     $  (.63)
2000                       15.28        1.23           .16        1.39        (.97)        (.29)        --          --       (1.26)
1999                       16.37        1.17         (1.04)        .13        (.98)        (.20)      (.02)         --       (1.20)
1998                       15.86        1.18           .54        1.72        (.98)        (.23)        --          --       (1.21)
1997                       15.24        1.20           .62        1.82        (.98)        (.22)        --          --       (1.20)
1996                       15.05        1.20           .21        1.41        (.96)        (.23)      (.02)+++    (.01)+++   (1.22)
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
Year Ended 8/31:
2001(b)                    13.82         .53           .63        1.16        (.40)        (.13)        --          --        (.53)
2000                       13.33        1.07           .52        1.59        (.84)        (.26)        --          --       (1.10)
1999(a)                    14.33         .20          (.92)       (.72)       (.14)        (.03)        --          --        (.17)

                                                                     Total Returns
                                                                  -------------------
                        Offering
                       Costs and                                                Based
                       Preferred      Ending                       Based           on
                           Share         Net          Ending          on          Net
                    Underwriting       Asset          Market      Market        Asset
                       Discounts       Value           Value       Value**      Value**
CALIFORNIA QUALITY
INCOME (NUC)
Year Ended 8/31:
2001(b)                      $--      $15.72        $16.7500        6.62%        5.20%
2000                          --       15.41         16.1875        3.83         7.64
1999                        (.02)      15.28         16.6250        1.37         (.72)
1998                          --       16.37         17.3750       13.29         9.65
1997                          --       15.86         16.2500       15.19        10.74
1996                          --       15.24         15.0000       12.32         7.89
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
Year Ended 8/31:
2001(b)                       --       14.45         14.3500        7.47         7.57
2000                          --       13.82         13.7500       (2.18)       10.80
1999(a)                     (.11)      13.33         15.0000         .96        (5.99)


                                                  Ratios/Supplemental Data
                          ---------------------------------------------------------------------
                                                    Before Credit/Reimbursement
                                   ------------------------------------------------------------
                                                  Ratio of Net                     Ratio of Net
                                     Ratio of       Investment         Ratio of      Investment
                                     Expenses        Income to         Expenses       Income to
                                   to Average          Average       to Average         Average
                          Ending   Net Assets       Net Assets            Total           Total
                             Net   Applicable       Applicable       Net Assets      Net Assets
                          Assets    to Common        to Common        Including       Including
                            (000)      Shares++         Shares++      Preferred++     Preferred++
CALIFORNIA QUALITY
INCOME (NUC)
Year Ended 8/31:
2001(b)                 $527,530        1.22%*          7.92%*              .79%*         5.12%*
2000                     520,148        1.22            8.28                .78           5.26
1999                     516,062        1.14            7.26                .78           4.98
1998                     503,000        1.12            7.34                .78           5.12
1997                     489,961        1.14            7.69                .79           5.31
1996                     475,498        1.15            7.83                .79           5.37
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
Year Ended 8/31:
2001(b)                  513,260        1.20*           7.12*               .78*          4.65*
2000                     498,326        1.24            7.93                .78           4.99
1999(a)                  486,367         .93*           5.06*               .73*          3.99*


                                          Ratios/Supplemental Data
                -----------------------------------------------------------------      Municipal Auction Rate Cumulative
                                After Credit/Reimbursement***                          Preferred Stock at End of Period
                ------------------------------------------------------                -----------------------------------
                             Ratio of Net                 Ratio of Net
                Ratio of     Investment     Ratio of      Investment
                Expenses     Income to      Expenses      Income to
                to Average   Average        to Average    Average
                Net Assets   Net Assets     Total         Total                       Aggregate    Liquidation
                Applicable   Applicable     Net Assets    Net Assets    Portfolio     Amount       and Market   Asset
                to Common    to Common      Including     Including     Turnover      Outstanding  Value        Coverage
                Shares++     Shares++       Preferred++   Preferred++   Rate          (000)        Per Share    Per Share
CALIFORNIA QUALITY
INCOME (NUC)
Year Ended 8/31:
2001(b)         1.21%*       7.93%*         .78%*         5.12%*         9%           $185,000     $25,000      $71,288
2000            1.21         8.29           .77           5.27          21             185,000      25,000       70,290
1999            1.13         7.26           .78           4.99          11             185,000      25,000       69,738
1998            1.12         7.34           .78           5.12          11             150,000      25,000       83,833
1997            1.14         7.69           .79           5.31           8             150,000      25,000       81,660
1996            1.15         7.83           .79           5.37           6             150,000      25,000       79,250
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
Year Ended 8/31:
2001(b)          .72*        7.60*          .47*          4.96*         11             175,000      25,000       73,323
2000             .75         8.43           .47           5.30          25             175,000      25,000       71,189
1999(a)          .55*        5.45*          .43*          4.29*          8             175,000      25,000       69,481



*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

+++ The amounts shown include distributions in excess of capital gains of $.007 for Common shareholders and $.002 for Preferred shareholders.

(a)  For the period May 26, 1999 (commencement of operations) through August 31,
     1999.

(b)  For the six months ended February 28, 2001.

                                 See accompanying notes to financial statements.


Build Your Wealth
                  AUTOMATICALLY


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

Fund
     INFORMATION



BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase & Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended February 28, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Photo of: John Nuveen, Sr.

Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)


Logo: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive                            FSA-1-2-01
Chicago, IL 60606 o www.nuveen.com